COMNET CORPORATION

                           4200 Parliament Place
                                 Suite 600
                        Lanham, Maryland 20706-1860

                            __________________

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                       To be Held September 12, 1995


To the Stockholders of COMNET Corporation:

     You are cordially invited to attend the Annual Meeting of stockholders of COMNET Corporation (the "Company") to be held on September 12, 1995 at 9:30 a.m. at Prudential Securities, One Liberty Plaza, New York, New York 10292 (the "Annual Meeting"), for the following purposes:

     (1) To elect three (3) directors to hold office until the third annual meeting of stockholders of the Company following their election and until the election and qualification of their successors;

     (2) To approve the adoption of the Company's 1995 Incentive Stock Option, Non-Qualified Stock Option and Stock Appreciation Unit Plan;

     (3) To approve the adoption of the Company's 1995 Non-Employee Directors' Stock Option Plan; and

     (4) To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     Only stockholders of record at the close of business on July 11, 1995 (the "Record Date"), are entitled to receive notice of, and to vote at, the Annual Meeting.

     We hope that you will be able to attend the Annual Meeting in person.

___________________________________________________________________________

     IN ORDER TO ASSURE A QUORUM AND TO AVOID THE EXPENSE AND DELAY OF SENDING FOLLOW-UP LETTERS, PLEASE FILL IN, SIGN, DATE AND RETURN
     YOUR PROXY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES. IF YOU ARE PRESENT AT THE
     ANNUAL MEETING, YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND
     VOTE YOUR SHARES PERSONALLY.
___________________________________________________________________________


                                   By Order of the Board of Directors



                                   Edward Weiss
                                   Secretary


Lanham, Maryland
July 25, 1995
                            COMNET CORPORATION

                           4200 Parliament Place
                                 Suite 600
                        Lanham, Maryland 20706-1860
                               301/918-0400
                            __________________

                              PROXY STATEMENT
                            __________________

                      ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON SEPTEMBER 12, 1995

                            __________________


     This Proxy Statement and the enclosed form of proxy are furnished to stockholders of COMNET Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company from holders of outstanding shares of its common stock, $.50 par value (the "Common Stock") and 6% Convertible Preferred Stock (the "6% Preferred Stock"), (the Common Stock and 6% Preferred Stock, collectively constitute the "Voting Securities"), for use at the annual meeting of stock holders to be held on September 12, 1995 (the "Annual Meeting"), and at any adjournment thereof. The approximate date on which this Proxy Statement and the related form of proxy are first being sent to stockholders is July 25, 1995.

     If the enclosed proxy is properly signed and returned, and if the stockholder specifies a choice on the proxy, the shares of the Voting Securities represented by the proxy will be voted (or withheld from voting) in accordance with the stockholder's choice. If the proxy is signed and returned but no specification is made, the proxy will be voted FOR the election of the Board's nominees for directors listed below and, in turn FOR each other proposals contained in the Proxy Statement.

     The Board of Directors of the Company knows of no business that will be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. If any other matters are presented at the Annual Meeting, the proxy holders will vote the proxies in accordance with their judgment.

     Any proxy may be revoked by the stockholder giving such proxy, at any time prior to its being voted, by filing with the Secretary of the Company, at its address set forth above, a notice of revocation or a duly executed proxy bearing a later date. Any proxy may also be revoked by the stock holder's attendance at the Annual Meeting and voting in person. A notice of revocation need not be on any specific form.

     The Company has fixed the close of business on July 11, 1995, as the record date (the "Record Date") for the determination of the stockholders of the Voting Securities of the Company entitled to notice of, and to vote at, the Annual Meeting. On that date, there were outstanding 2,989,067 shares of Common Stock and 147,500 shares of 6% Preferred Stock. The holders of the Common Stock and the 6% Preferred Stock will be entitled to one vote per share on each matter submitted to the Annual Meeting. No other voting securities of the Company are outstanding.

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Voting Securities entitled to vote constitutes a quorum for the transaction of business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

     There are no rights of appraisal or similar rights of dissenters applicable to the matters to be voted upon at the Annual Meeting.

                           FINANCIAL INFORMATION

     A copy of the Company's Annual Report to Stockholders for the fiscal year ended March 31, 1995 accompanies this Proxy Statement. The Annual Report is not a part of the proxy solicitation materials.


                           BENEFICIAL OWNERSHIP

     The following table sets forth certain information as of July 11, 1995, as to all persons who, to the knowledge of the Company, were beneficial owners of five percent or more of the Common Stock or 6% Convertible Preferred Stock of the Company, and all directors and officers of the Company as a group.

                                         Number of    Number of Shares
                                         Shares of    of 6% Preferred
                                       Common Stock       Stock and
 Name and Address of Beneficial       and Percent of     Percent of
 Owner Number of Persons in Group          Class            Class

 Medco Containment Services, Inc.       543,345           100,000
 100 Summit Avenue                       18.2%             67.8%
 Montvale, NJ 07645 <F1>

 Robert S. Bowen                        328,533 <F2>      11,875
 4200 Parliament Place                   10.3%             8.1%
 Suite 600
 Lanham, MD 20706


 John Spohler                           235,525 <F3>      11,875
 One Liberty Plaza                        7.8%             8.1%
 New York, NY 10292

 Milton Kaplan                               *            11,875
 1920 Ocean Avenue                                         8.1%
 Brooklyn, New York  11230


 Leonard J. Smith                            *            11,875
 451 Ives Dairy Road, #A202                                8.1%
 North Miami Beach, FL  33179

 All directors and officers as a        559,793 <F4>      11,875
 group                                   16.3%             8.1%
 (10 persons)

_______________

* Less than 5%.

<F1>  Pursuant to an Agreement and Plan of Merger, dated as of July 27,
1993, as amended, by and among Merck & Co., Inc., a New Jersey corporation ("Merck"), M Acquisition Corp. ("Merger Sub") and Medco Containment Services, Inc., a Delaware corporation ("Medco"), Medco was merged with and into Merger Sub and Medco became a wholly owned subsidiary of Merck. Merck is a worldwide organization engaged primarily in the business of dis-covering, developing, producing and marketing products and services for the treatment of disease, and the maintenance or restoration of health. The principal executive offices of Merck are located at One Merck Drive, Whitehouse Station, New Jersey. As of July 11, 1995, Merck may be deemed to be the indirect beneficial owner, through its ownership of Medco, of 543,345 shares of Common Stock, representing approximately 18.2% of the out-standing shares of Common Stock and Merck may also be deemed to be the indirect beneficial owner, through its ownership of Medco, of 100,000 shares of 6% Preferred Stock, which is convertible into 100,000 shares of Common Stock. Merck effectively has the sole power to vote and direct the vote of such shares of Common Stock and 6% effectively Preferred Stock, and to dispose and direct the disposal of such shares.

<F2>  Includes Common Stock purchase options for 209,869 shares exercisable within 60 days of the Record Date.

<F3>  Includes Common Stock purchase options for 48,750 shares exercisable within 60 days of the Record Date, but does not include 10,000 shares of Common Stock held by Mr. Spohler on behalf of his wife and as to which he disclaims beneficial ownership.

<F4>  Does not include the 543,345 shares of Common Stock or the 100,000 shares of 6% Preferred Stock currently owned by Medco, beneficial ownership of which is disclaimed by Messrs. Manning, Marden, Mele, Kanter and Eisenberg, who are also officers or designees of Medco.

     Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company, all directors, officers and beneficial owners of more than ten percent of any class of stock have filed on a timely basis Forms 3, Forms 4 and Forms 5 as required in the fiscal year ended March 31, 1995.


                               PROPOSAL ONE

                           Election of Directors

     Stockholders are being asked to elect three members to the Company's Board of Directors. The three members who are so elected and the remaining six directors whose terms continue after the Annual Meeting will constitute the Board of Directors of the Company.

     Pursuant to the terms of the Company's Certificate of Incorporation, the directors of the Company are divided into three classes, and one class is elected at each annual meeting of stockholders and serves for a term ending on the third annual meeting of stockholders following their election and after their respective successors have been elected and qualified. Under the Company's Bylaws, the election of directors is determined by a vote of a majority of the shares present in person or represented by proxy and voting on the matter. And, under applicable Delaware law and the Company's Certificate of Incorpor-ation and Bylaws, abstentions and broker non-votes on proposals to elect directors will effectively be treated as shares that are not present and voting for that matter.

     The Board has nominated Messrs. James V. Manning, Richard H. Eisenberg and Karl I. Kanter for election at the Annual Meeting, to serve until the third annual meeting of stockholders of the Company following their election and their successors have been elected and qualified. Unless otherwise directed, the persons named as proxies in the proxy enclosed herewith will vote the shares represented by such proxy for the election of such nominees as directors.

     If for any reason any nominee for director should become unavailable for election, the proxies may be voted for the election of a substitute designated by management, unless a contrary instruction is given on the proxy. Management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected, and all nominees have expressed an intention to serve the entire term for which election is sought.

     The following table sets forth certain information at the Record Date concerning the directors and their ownership of (i) the Voting Securities; and (ii) shares of common stock, $.01 par value, of Group 1 Software, Inc.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

                                                                      Number of Shares of Voting
 Name of Director of   Director    Principal Occupation,Business      Securities and Percent of
 the Company (Age)      Since      Experience and Directorships        class (at Record Date)
                                                                      COMNET        Group 1
                                                                                  Common stock

 Class I Directors (whose terms will expire at the third annual meeting of stockholders after the Meeting, and the election and qualification of their successors)

Richard H. Eisenberg    1994   Senior Vice President of Kaye        1,000 <F1><F2>        0
57                             Insurance Association,L.P., since        *                 *
                               September, 1992. He has also been
                               President of APCO Corporation, an
                               insurance brokerage firm, Vice
                               President of Amalgamated Programs
                               Corporation and President of Great
                               Northern Brokerage Corporation for
                               more than five years.

Carl I. Kanter          1993   Senior Vice President and Co-        6,000 <F2><F3>    3,000<F4>
63                             General Counsel Medco Containment        *                 *
                               Containment Services,Inc.("Medco")
                               since May,1992. For more than five
                               years prior to joining Medco, he
                               was a senior partner in the law
                               firm of Stroock, Stroock & Lavan.
                               He is also a director of Group 1
                               and SunResorts Ltd., N.V. (owner
                               and operator of a Caribbean resort
                               complex).

James V. Manning        1992   Chief Executive Officer of Synetic,  7,000 <F2><F5>        0
48                             Inc. ("Synetic") Since September,        *                 *
                               1994. Prior to that, he was Senior
                               Executive Vice President - Finance
                               and Administration and a director
                               of Medco for more than five years.
                               He has also been a director of
                               Synetic since June, 1989.

MEMBERS OF THE BOARD CONTINUING IN OFFICE

                                                                      Number of Shares of Voting
 Name of Director of   Director    Principal Occupation,Business      Securities and Percent of
 the Company (Age)      Since      Experience and Directorships        class (at Record Date)
                                                                      COMNET        Group 1
                                                                                  Common stock

 Class II Directors (whose terms will expire at the next annual meeting of stockholders following the Annual
                    Meeting, and the election and qualification of their successors)

Robert S. Bowen         1983   President and Chief Executive        328,533<F6>      30,750<F7>
57                             Officer of the Company for more         10.3%              *
                               than five years and a director,
                               Chairman of the Board and Chief
                               Executive Officer of Group 1
                               Software, Inc. ("Group 1"), for
                               more than five years.

Ronald F. Friedman      1987   Director, and Chief Operating        145,000<F8>      16,287<F9>
51                             Officer of Group 1 for more than         4.6%              *
                               five years. He is also a director
                               of Group 1.

Charles A. Crew         1990   Executive Vice President and Chief    42,660<F10>          0
52                             Financial Officer of the Company         1.4%              *
                               since September, 1990, and was Vice
                               President, Finance and Assistant
                               Secretary of Group 1 from July,
                               1989 to October, 1990. He is also
                               a director of Group 1.

MEMBERS OF THE BOARD CONTINUING IN OFFICE

                                                                      Number of Shares of Voting
 Name of Director of   Director    Principal Occupation,Business      Securities and Percent of
 the Company (Age)      Since      Experience and Directorships        class (at Record Date)
                                                                      COMNET        Group 1
                                                                                  Common stock

 Class III Directors (whose terms will expire at the second
                     annual meeting of stockholders following the
                     Annual Meeting, and the election and qualification
                     of their successors)
Charles J. Sindelar     1992   President of the Display Division      7,000<F11>          0
58                             of Zenith Electronics Corporation          *               *
                               since December, 1990. Mr. Sindelar
                               was Executive Director of Color
                               Display Operations of Zenith from
                               April, 1990 through November, 1990.
                               For more than five years prior to
                               that, he was Senior Vice President
                               of Zenith Sales Company Division of
                               Zenith Electronics Corp.

James P. Marden         1992   Chairman of The Entertainment          7,000<F2><F12>      0
42                             Connection, Inc., since January,           *               *
                               1995, and was Vice President -
                               Acquisitions of Medco and Vice
                               President - Acquisitions of Synetic
                               from 1992 to 1994. He has been a
                               private investor for more than five
                               years.

Charles A. Mele         1992   Executive Vice President - General     7,000<F2><F13>  3,000<F14>
39                             Counsel and a director of Synetic          *               *
                               since May, 1989. For more than five
                               years, up through July, 1994, he
                               was Executive Vice President and
                               General Counsel or Co-General
                               Counsel of Medco. He is also a
                               director of Group 1.
_______________

* Less than 1%



<F1>  Includes options to purchase 1,000 shares of Common Stock exercisable within 60 days of the Record Date.

<F2>  Does not include 643,345 shares of Voting Securities (20.8% of total issued and outstanding) owned by Medco.

<F3>  Includes options to purchase 6,000 shares of Common Stock exercisable within 60 days of the Record Date.

<F4>  Includes options to purchase 3,000 shares of Group 1 common stock exercisable within 60 days of the Record Date.

<F5>  Includes options to purchase 7,000 shares of Common Stock exercisable within 60 days of the Record Date.

<F6>  Includes options to purchase 209,869 shares of Common Stock exercisable within 60 days of the Record Date.

<F7>  Includes options to purchase 18,750 shares of Group 1 common stock exercisable within 60 days of the Record Date.

<F8>  Includes options to purchase 145,000 shares of Common Stock exercisable within 60 days of the Record Date.

<F9>  Includes options to purchase 15,000 shares of Group 1 common stock exercisable within 60 days of the Record Date.

<F10> Includes options to purchase 42,660 shares of Common Stock exercisable within 60 days of the Record Date.

<F11> Includes options to purchase 7,000 shares of Common Stock exercisable within 60 days of the Record Date.

<F12> Includes options to purchase 7,000 shares of Common Stock exercisable within 60 days of the Record Date.

<F13> Includes options to purchase 7,000 shares of Common Stock exercisable within 60 days of the Record Date.

<F14> Includes options to purchase 3,000 shares of Group 1 common stock exercisable within 60 days of the Record Date.

     The business address of each of Messrs. Manning, Marden, and Mele is River Drive Center 2, 669 River Drive, Elmwood, New Jersey 07407-1361. The business of Mr. Kanter is 100 Summit Avenue, Montvale, New Jersey 07645.
Mr. Eisenberg's business address is 122 East 42nd Street, New York, New York 10168. Mr. Sindelar's business address is 1000 Milwaukee Avenue, Glenview, Illinois 60025. The business address of each of Messrs. Bowen, Friedman and Crew is 4200 Parliament Place, Suite 600, Lanham, Maryland 20706.

     The Company has been advised by Medco and the members of the Board designated by Medco that there are no oral or written agreements or understandings between the Medco designees and Medco with respect to how such designees will vote as members of the Board or which may affect the Company. Stockholders should nevertheless be aware that all of the Medco designees are officers or designees of Medco.

Family Relationships

     There are no family relationships between any director or executive officer of the Company.

Compensation of Directors

     No cash payments have been made to directors for attendance at meetings of the Board or any committee thereof since April, 1985. In January, 1993, stockholders approved both the 1992 Non-Employee Directors' Stock Option Plan (the "1992 Directors' Plan"), which provides for the annual, automatic grant of options to non-employee directors, and Fee Agreements with certain directors. During the year ended March 31, 1995, Messrs. Manning, Marden, Mele, Kanter, Sindelar and Eisenberg were each granted options under the 1992 Directors' Plan to purchase 5,000 shares of the Common Stock. For further details concerning the options granted under the 1992 Directors' Plan and the Fee Agreements, see "Executive Officers and Compensation -- Summary Compensation" and " -- Fee Agreements with Messrs. Manning, Bowen and Friedman".

     In Proposal 3 of this Proxy Statement, the stockholders are asked to approve the 1995 Non-Employee Directors' Stock Option Plan (the "1995 Directors' Plan"), which will also provide for the annual, automatic grant of options to non-employee directors. The authority to grant options under the 1992 Directors' Plan, will expire on March 31, 1996. With the adoption of the 1995 Directors' Plan, non-employee directors of the Company will continue to receive compensation for their service on the Company's Board of Directors on the substantially equivalent terms and conditions after March 31, 1995, as previously granted to them under the 1992 Directors' Plan.

Committees and Meetings

     The Bylaws of the Company provide for the Board to appoint the Audit and Compensation Committees. The Compensation Committee's functions include establishing principles for setting executive compensation, and reviewing management proposals pertaining to executive compensation, profit sharing and stock options. The Compensation Committee recommends management bonuses to the Board for the Company's officers and employees. The Committee has granted options to employees under and in accordance with the Company's 1986 Incentive Stock Option, Non-Qualified Stock Option and Stock Appreciation Unit Plan (the "1986 Incentive Plan") and, upon shareholder approval of Proposal 2 of this Proxy Statement at the Annual Meeting, shall have the authority to grant options to employees under and in accordance with the Company's 1995 Incentive Stock Option, Non-Qualified Stock Option and Stock Appreciation Unit Plan (the "1995 Incentive Plan"). The Compensation Committee is comprised of Messrs. Manning, Marden and Kanter. None of the members of the Compensation Committee has ever been an employee of the Company.

     The Audit Committee's functions include recommending to the Board the selection of the Company's independent public accountants and reviewing with such accountants the plan, scope and results of their audit of the financial statements and the adequacy of the Company's system of internal accounting controls. The Audit Committee is comprised of Messrs. Manning, Marden and Sindelar.

     During the fiscal year ended March 31, 1995, the Board of Directors of the Company held 4 meetings, the Compensation Committee held 3 meetings and the Audit Committee held 1 meeting. No director attended less than 75% of all meetings of the Board and the committees on which such director served during that fiscal year.

                    EXECUTIVE OFFICERS AND COMPENSATION

     The Executive Officers of the Company are Robert S. Bowen, Ronald F. Friedman, Charles A. Crew and Edward Weiss. The business experience during at least the past five years for Messrs. Bowen, Friedman and Crew is set forth under " -- Members of the Board of Directors Continuing in Office." Mr. Weiss, 44, has been General Counsel to the Company since January, 1990, and has been Secretary since November, 1990. Prior to January, 1990, Mr. Weiss was engaged in private law practice with the law firm of Foley, Hoag & Eliot, of Washington, D.C. and Boston, Massachusetts.

                        Summary Compensation Table
                         Annual Compensation     Long-Term Compensation Awards
Name and Principal                                    Stock        All other
   Position          Year    Salary     Bonus      Options<F1>   Compensation<F2>


Robert S. Bowen,     1995   $296,892   $489,192<F1>     ---       $28,991<F3>
CEO; Director        1994   $284,241   $ 67,112         ---       $31,291
                     1993   $273,144   $400,721         ---       $20,530

Ronald F.Friedman    1995   $173,088   $307,237         ---       $ 3,993
President - Group 1  1994   $166,892       ---          ---       $ 4,448
Software; Director   1993   $158,572   $ 65,781         ---       $ 4,312

Charles A. Crew      1995   $111,404   $104,265         ---       $ 1,028
Chief Financial      1994   $ 98,871       ---          ---       $ 1,973
Officer; Director    1993   $ 95,955       ---          ---       $ 1,151

<F1>  Mr. Bowen elected to defer $161,421 of bonus compensation, in accordance with the Company's deferred compensation plan.

<F2>  Includes Company contributions to Defined Contribution Savings Plan
(401(k)).

<F3>  Includes Company contributions to Defined Contribution Savings Plan
(401(k)) and calculated debt forgiveness of Company loan to Mr. Bowen. See " -- Bowen Loan Agreement".

Report of the Compensation Committee on Executive Compensation

     The Company has established an executive compensation program based on the following on-going principles and objectives: (i) provide compensation opportunities that will help attract, motivate and retain highly qualified managers and executives, (ii) link executive's total compensation to Company performance and the individual performance of the executive and
(iii) provide an appropriate balance between incentives focused on achievement of annual business plans and longer term incentives linked to increases in shareholder value. To effectuate these principles and objectives, compensation for each of the executives of the Company consists of base salary compensation, annual incentive compensation (based in most cases on profit performance measured against internal profit targets) and stock option grants.

     For Fiscal Year 1995, the Compensation Committee did not review the base salary nor incentive compensation program for Mr. Bowen since these matters are fixed by the employment agreement between the Company and Mr. Bowen. Grants of options to executive officers and the compensation programs for executive officers other than Mr. Bowen are reviewed annually by the Compensation Committee, including the review conducted for the most recent fiscal year.

                          Compensation Committee

                              James V. Manning
                              James Marden
                              Carl I. Kanter

                  Stock Option Grants in Fiscal Year 1995

COMNET

     No stock options were granted during fiscal year 1995.

Group 1

     No stock options were granted during fiscal year 1995.

                     OPTION/SAR EXERCISES AND YEAR-END
                             OPTION/SAR VALUES
                            04/01/94 TO 03/31/95
                                         Number of Unexercised        Value of Unexercised
                                         Options/SARs at FY-End      Options/SARS at FY-End<F1>
                   Shares
                  Acquired
                     on        Value
Name              Exercise   Realized  Exercisable  Unexercisable  Exercisable  Unexercisable

COMNET

Robert S. Bowen    118,664    $296,660   189,868         47,001      $321,014      $24,496
Charles A. Crew       ---         ---     37,658         15,642        59,250       10,125
Ronald F. Friedman    ---         ---    131,998         40,002       223,003       20,996

GROUP 1

Robert S. Bowen      None        None     18,750           ---         70,313         ---
Ronald F. Friedman   None        None     15,000           ---         56,250         ---
Charles A. Crew      None        None       ---            ---           ---        10,125


<F1> These values are based upon the difference between the exercise prices of all options awarded and the average price of $10.125 per share for COMNET common stock and $9.75 per share for Group 1 common stock at March 31, 1995.




THE GRAPH PRESENTED IN THE DEFINATIVE PROXY IS A COMPARISON OF THE 5 YEAR CUMULATIVE TOTAL RETURN OF THE COMPANY VERSUS A PEER GROUP AND THE BROAD MARKET.




     The chart displayed directly above is presented in accordance with requirements of the Securities and Exchange Commission. The industry peer group consisted of Hogan Systems, Inc., Hathaway CP, Altai, Inc., and Timberline Software, Inc.Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance. This graph in no way reflects the Company's forecast of future financial performance.

     The graph and the related disclosure contained in this section of the Proxy Statement should not be incorporated by reference into any prior filings by the Company under the Securities and Exchange Act of 1934 that incorporated future filings or portions thereof (including this Proxy Statement or the Executive Compensation section of this Proxy Statement).

Employment Agreements

Robert S. Bowen.

     COMNET Agreement. The Company has entered into an amended and restated employment agreement with Mr. Bowen, as President and Chief Executive Officer of the Company, dated as of January 28, 1992 (the "COMNET Agreement"). The COMNET Agreement was ratified by the stockholders at the January 22, 1993 meeting. The COMNET Agreement expires on June 30, 1998, and provides for a current total base salary of $312,026 per annum adjusted annually (effective each July 1) by the greater of changes in the area cost of living or the average salary percentage increase for Company employees as part of the annual budget presented to the Board as part of the annual budget. The COMNET Agreement provides for a bonus payable to Mr. Bowen equal to 7-1/2% of the first $1,000,000 of consolidated net income before taxes, with certain adjustments as defined, and 10% of all such consolidated net income in excess of $1,000,000. Consolidated net income includes all earnings attributable to Group 1 and COM-MED Systems, Inc. (a former subsidiary of COMNET) and any of the Company's business operations or subsidiaries directly related to the particular lines of business engaged in by Group 1 or COM-MED as of July 1, 1991, from any source, including gain or loss on the sale of stock or assets of the Company and its subsidiaries, but subject to certain specified deletions, including the Cap Amount provisions, described below. Specified deletions from earnings include, among other items, any provisions for taxes, any bonus payable under the COMNET Agreement, any excess of interest income over interest expense from the Company's or its affiliates' investments, any charge to income associated with the exercise of stock options and any interest or dividend income from, or gain from the sale of, securities held for investment at the time Mr. Bowen joined the Company. The 7-1/2% and 10% calculations apply to gain realized upon a sale of Group 1 and included in consolidated net income only to the extent that such gain does not exceed an amount (the "Cap Amount") equal to the gain that the Company would realize on a disposition, if any, of its interest in Group 1 at a price per share of $21.125. The COMNET Agreement provides that with respect to any pretax gain (net of expenses) realized upon a disposition of Group 1 in excess of the Cap Amount described above, Mr. Bowen will be entitled to the following percentages of such gain: $0 to $3.3 million - 1%; above $3.3 to $6.6 million - 2%; above $6.6 to $9.9 million - 3%; above $9.9 to $13.2 million - 4%; and above $13.2 million - 5%. Further, any bonus under the COMNET Agreement will be offset by 40% of all fees theretofore received by Mr. Bowen under the Bowen Fee Agreement (described below).

     If Mr. Bowen terminates his employment with the Company during the term of the COMNET Agreement because of his disability, he will be entitled to receive his base salary and his bonuses, prorated through the date of termination, and any options previously granted to him will, to the extent exercisable on Mr. Bowen's date of employment termination, continue to be exercisable for 12 months following such termination date. If Mr. Bowen's employment with the Company is terminated during the term of the COMNET Agreement because of his death, his estate will be entitled to receive his base salary and his bonuses, prorated through the date of termination, and any options previously granted to Mr. Bowen will, to the extent exercisable on Mr. Bowen's date of termination of employment, continue to be exercisable for six months following Mr. Bowen's death.

     If Mr. Bowen terminates his employment with the Company for any reason other than death or disability or is discharged by the Company for cause, Mr. Bowen will be entitled to receive his base salary, prorated through his date of termination, and his bonus earned and all of his options will be treated as provided in the instruments or agreements governing such options. If the Company terminates Mr. Bowen's employment without cause, Mr. Bowen will be entitled to receive his salary, as adjusted, fringe benefits and bonuses throughout the remaining term of the COMNET Agreement, as if it had not been terminated, and all of his options, including those that had not yet vested, will continue to vest or be exercisable as if Mr. Bowen's employment had not been terminated but had continued for the outstanding balance of the term of the COMNET Agreement, and Mr. Bowen will be afforded the maximum length of time permissible to exercise such options; provided, however, that if such vesting of options after termination is prohibited, the Company shall, at such time as the options would have vested (the "Vesting Date"), pay Mr. Bowen in cash the difference between the average reported price for the Common Stock over the 20 days immediately preceding the Vesting Date and the exercise price of the stock options on the Vesting Date.

     Group 1 Agreement. Group 1 entered into an amended and restated employment agreement with Mr. Bowen, a director, as Chief Executive Officer of Group 1 dated as of January 28, 1992 (the "Group 1 Agreement"). Salary and incentive compensation paid under the Group 1 Agreement are not to be duplicated by payments under the COMNET Agreement, so long as the COMNET Agreement is effective. The Group 1 Agreement also expires on July 1, 1998 and provides for a salary of not less than $187,216 per annum subject to adjustments (effective each July 1) depending upon the amount of professional time dedicated to Group 1 vis-a-vis the Company and adjusted annually by the greater of any changes in the area cost of living index or the average salary percentage increase for employees approved by the Group 1 Board as part of its annual budget.

     The Group 1 Agreement also includes an annual incentive bonus equal to 7-1/2% of the first $1,000,000 of consolidated net income of Group 1 before taxes with certain adjustments as defined, and 10% of such income in excess of $1,000,000, such bonus to be no greater than that determined under a similar bonus program related to the consolidated earnings of the Company as long as the program relating to the Company is effective. Consolidated net income as defined in the Group 1 Agreement includes all earnings of Group 1 and its subsidiaries from any source, subject to certain specified deletions but including gain or loss on the sale of stock or assets of Group 1 and/or a subsidiary. Specified deletions from net income include, among other items, any provision for taxes, any bonus payable under the Group 1 Agreement, any excess of interest income from bank and other cash deposits over interest expense from loans or other financing, and any charge to income associated with the exercise of stock options.

     If Mr. Bowen's employment with Group 1 during the term of the Group 1 Agreement is terminated because of his disability or death, his base salary and bonus will be prorated through the date of termination. If Mr. Bowen terminates his employment with Group 1 for any reason other than death or disability or he is discharged by Group 1 for cause, Mr. Bowen is entitled to his base salary, equitably prorated, and any bonuses earned for any fiscal year prior to the fiscal year in which his termination of employment occurred. If Group 1 terminates Mr. Bowen's employment without cause, Mr. Bowen is entitled to receive his salary, fringe benefits and bonuses throughout the remaining term of the Group 1 Agreement. Upon any termination of Bowen's employment under the Group 1 Agreement, all options held by Bowen to purchase Group 1's common stock will be treated as provided in the instruments or agreements governing such options.

     The Group 1 Agreement also provides that as long as the Company owns 25% or more of Group 1's common stock, Mr. Bowen will receive no additional compensation under the Group 1 Agreement, but Mr. Bowen's aggregate compensation payable under his employment agreement with the Company will be allocated between the Company and Group 1 based on the proportion of his time spent working for each of such companies. If the Company ceases to own 25% or more of Group 1's common stock, (i) Mr. Bowen's annual salary under the Group 1 Agreement is increased to the greater of $240,000 or 160% of the then current base salary of Group 1's Chief Operating Officer, adjusted upward or downward to the extent that the proportion of Mr. Bowen's time spent working for Group 1 is greater or lesser than 50% and adjusted for changes in the cost of living, (ii) Mr. Bowen's annual salary under his employment agreement with the Company is reduced to reflect only the proportion of his time spent working for the Company's businesses other than Group 1 and (iii) Mr. Bowen becomes entitled to receive incentive bonus compensation from Group 1 as follows: (A) if the Company disposes of its interest in Group 1 in a registered public offering, then for each fiscal year, if Group 1's earnings equal budget targets established by Group 1's board of directors in its reasonable business judgment, then Mr. Bowen's bonus shall be the greater of $200,000 or 160% of the bonus payable to Group 1's Chief Operating Officer, and if Group 1's earnings are greater or lesser than such targets, then Mr. Bowen's bonus will vary from the amount payable to him at the target earnings level to the same proportional extent as the variation in the bonus payable to Group 1's Chief Operating Officer; and (B) if the Company disposes of its interest in Group 1 other than in a registered public offering, then Mr. Bowen's bonus shall be as determined by Group 1's board of directors, without the participation of any directors affiliated with the Company.

Ronald F. Friedman.

     Group 1 has entered into an employment agreement dated October 31, 1990, with Ronald F. Friedman, a director, as President and Chief Operating Officer of Group 1. The agreement, as amended, expires on March 31, 1998 and provides for annual base compensation of $183,400 per annum (adjusted as of April 1, 1995), which may be further adjusted annually for merit increases upon approval of Group 1's compensation committee. Under his employment agreement, Mr. Friedman is entitled to receive an annual bonus for the fiscal year ending March 31, 1996 based on a percentage of Group 1's net income before income taxes, interest expense, management fees and bonus amounts paid to or for the benefit of Mr. Friedman and Group 1's Chief Executive Officer and Chief Financial Officer ("Adjusted Net Income"), which bonus varies from 7.4% of Adjusted Net Income over $5.6 million, up to a maximum of 9% of Adjusted Net Income over $9.0 million. The bonus is based upon both achievement of a certain level of Adjusted Net Income and satisfactory growth over actual prior year results in the opinion of Group
1's compensation committee and board of directors. If Mr. Friedman retires or becomes totally and permanently disabled, Mr. Friedman shall be entitled to receive all earned but unpaid bonuses and any subsequent bonus installments. In the case of death, all earned but unpaid bonuses and subsequent bonus installments shall be paid promptly in one sum. If Mr. Friedman is terminated for cause or resigns under circumstances which would justify termination for cause, all unpaid bonuses will be forfeited and no longer be payable. If a change in control of Group 1 occurs, Mr. Friedman, at his option, has the right to resign his position with Group 1 and Group 1 will continue to pay his compensation and provide him with employee benefits for one year or until the expiration date of the employment agreement, whichever is the shorter period, and will pay Mr. Friedman, as a lump sum, all earned but unpaid bonuses. In addition, bonuses will be paid on a pro-rata basis for the period through the nearest full fiscal quarter prior to resignation.

Fee Agreements with Messrs. Manning, Bowen and Friedman.

     The Company has agreed, pursuant to separate fee agreement dated as of January 28, 1992, to pay Mr. Manning fees of 1/2% of the total consideration paid on acquisitions, and 1/2% of the pre-tax gain (net of expenses) on dispositions of the Company's or its subsidiaries' businesses. Fees payable with respect to a disposition, if any, by the Company of its holdings in Group 1 would be payable only if, and to the extent that, the consideration the Company receives exceeds $50,000,000. The term of this agreement extends until January 27, 2002, unless earlier terminated because Mr. Manning is no longer a director, officer or employee of the Company. This agreement was approved by the stockholders at the January 22, 1993 meeting. Mr. Manning has earned $4,930 according to this fee agreement during fiscal year 1995.

     The Company has entered into a fee agreement dated as of January 28, 1992 (the "Bowen Fee Agreement") with Mr. Bowen. The Bowen Fee Agreement was approved by the stockholders at the January 22, 1993 meeting. Under the Bowen Fee Agreement, Mr. Bowen will be entitled to a fee of 1/2% of the total consideration payable on acquisitions and 1/2% of the pre-tax gain (net of expenses) on dispositions of the Company's or its subsidiaries' businesses. However, this fee will not be paid with respect to a disposition, if any, of Group 1 or COM-MED or any of the Company's business operations or subsidiaries directly related to the particular lines of business engaged in by such companies as of July 1, 1991, which shall remain subject to the incentive compensation arrangements in Mr. Bowen's amended and restated employment agreement with the Company.

     The term of the Bowen Fee Agreement extends until January 27, 2002, unless Mr. Bowen is no longer a director, officer or employee of the Company, provided that if Mr. Bowen's employment is terminated without cause (as defined in his amended and restated employment agreement), the Company must either continue this agreement until January 27, 2002 or pay Mr. Bowen the incentive bonus upon a disposition, if any, of the Company's interests in Group 1 to which Mr. Bowen would have been entitled under his employment agreement with the Company as in effect prior to its January 28, 1992 amendment and restatement. Mr. Bowen has earned $4,930 according to this fee agreement during fiscal year 1995.

     The Company has entered into a fee agreement with Mr. Friedman dated as of January 28, 1992, which was approved by the stockholders at the January 22, 1993 meeting. Pursuant to this fee agreement, Mr. Friedman will be entitled to receive on disposition, if any, of the Company's interest in Group 1 or on the sale by Group 1 or any of its subsidiaries of any business unit or line of business of Group 1 or any of its subsidiaries, a fee in an amount equal to the following percentages of the Company's pre-tax gain (net of expenses) to the extent such gain exceeds $21.125 per share of Group 1: $0 to $3.3 million - 0.5%; above $3.3 to $6.6 million - 1%; above $6.6 to $9.9 million 1.5%; above $9.9 to $13.2 million - 2%; and above $13.2 million - 2.5%. Such fee shall only be payable, however, if Group 1's net operating income increases at an average annualized rate of 20% or more from 1991 until such disposition. If Group 1's net operating income increases at an average annualized rate of 15% or more, but less than 20%, Mr. Friedman will be entitled to one-half the fee set forth above. The term of this agreement extends until January 27, 2002, unless Mr. Friedman is no longer a director, officer or employee of the Company. Because no such disposition has been made, no payments have been made to Mr. Friedman under his fee agreement.

Bonus Programs to Other Executives

     Mr. Crew is entitled to an annual incentive bonus for the fiscal year ended March 31, 1996 to be calculated on the basis of the Company' profit performance as compared to internal profit targets. Mr. Weiss is entitled to an annual bonus for fiscal year ended March 31, 1996 calculated on the basis the Company's profit performance as compared to internal profit targets and the achievement of certain other objectives.

Deferred Compensation Arrangements

     The Company has adopted a Deferred Compensation Plan by which certain members of senior management have the option of deferring the receipt of amounts of their annual bonus compensation, if any, and/or their base compensation (the "Deferred Compensation Plan"). The Deferred Compensation Plan is intended by the Company to qualify as an unfunded plan for federal income tax purposes and the Employee Retirement Income Security Act (ERISA). The Deferred Compensation Plan is administered by the Company. The expenses associated with the establishment and administration of the Deferred Compensation Plan are borne by the Company. Any expenses, however, of implementing any investment option selected by a participant are charged against that participant's account.

     The compensation, that is deferred, is paid into a trust designated solely to administer the Deferred Compensation Program. Currently, Mr. Bowen is the only parti-cipant in the Deferred Compensation Plan.

Executive Supplementary Benefits

     The Company provides certain of its executive officers with group health insurance and disability insurance policies that are not available to all salaried employees. These supplementary benefits to such executive officers are limited to the cost of the premiums for the coverage. The aggregate cost is less than $25,000 per year for all covered executive officers.

Bowen Loan Agreement

     On January 23, 1992, the Company entered into a Loan Agreement with Mr. Bowen under which the Company agreed to loan him $235,000 on the following terms: (i) the loan was made in three installments ($78,334 on the date of the Loan Agreement and $78,333 on the first and second anniversary dates thereafter); (ii) in consideration of each advance of funds, Mr. Bowen delivered a promissory note to the Company; (iii) each promissory note will be deemed satisfied in full and cancelled if, as of its due date, Mr. Bowen has complied with certain conditions set forth in the Loan Agreement including, without limitation, Mr. Bowen tendering his services to the Company or an affiliate of the Company and complying with certain provisions of his employment agreement with the Company; and (iv) upon Mr. Bowen's death or disability, such promissory notes will be deemed satisfied and cancelled provided the conditions in clause (iii) above have been satisfied up to the date of such death or disability.

Crew Loan Agreement

     On March 20, 1992, the Company made a loan to Mr. Crew of $100,000 to facilitate his relocation into the geographical area of the Company's offices. The loan was evidenced by a promissory note with a term of three years, with interest at 2% above the prime interest rate. Interest was payable quarterly during the first two years, with principal and interest payable quarterly over the remaining year of the note. The note was secured by a second mortgage on a residential property held by Mr. Crew and by any proceeds from the exercise of the Company's stock options held by him. The principal balance on the loan has been paid off during the year by Mr. Crew with no balance outstanding as of March 31, 1995.

Friedman Loan Agreement

     On March 1, 1993, the Company entered into a loan agreement by which it has loaned Mr. Friedman $375,000. Mr. Friedman has delivered promissory notes to the Company for the loan amount, plus interest. Under this loan, all installments, plus accrued interest and other charges (if any) under all of these notes shall be satisfied in full by June 1, 1997, interest under all such notes shall accrue at prime plus 2 percent, and interest commenced on June 30, 1993 and principal and interest are payable beginning July 30, 1995. All such notes are secured by a second mortgage on Mr. Friedman's residence and by any proceeds from the exercise of stock options Mr. Friedman holds in the Company or Group 1. The principal balance on the loan outstanding as of March 31, 1995 was $375,000.

Indemnification Agreements; Directors and Officers Liability Insurance

     Indemnification Agreements. Each current member of the Board of Directors is signatory to an indemnification agreement (the "Indemnification Agreement") with the Company. Each Indemnification Agreement provides that the Company shall indemnify the director or officer who is a party to the agreement (an "Indemnitee") if he was or is a party to or threatened to be made a party to any threatened, pending or completed action, suit or proceeding (except a derivative proceeding) by reason of the fact that he is or was a director or officer of the Company, or is or was serving at its request in certain capacities for another entity, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement (if such settlement is approved in advance by the Company) incurred in connection with such actions, suits or proceedings. The indemnification is limited to instances where the Indemnitee acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company, and with respect to any criminal action, had no reasonable cause to believe his conduct was unlawful. With respect to derivative proceedings, the Indemnification Agreement provides indemnification similar to that provided in the Indemnification Agreement for non-derivative proceedings discussed above, except that indemnification is allowed only to the extent determined to be fair and reasonable by the court.

     The Indemnification Agreement provides that if a director or officer is entitled to indemnification for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by him in the investigation, defense, appeal or settlement of any civil or criminal action, suit or proceeding, the Company shall nevertheless indemnify him to the extent to which he is entitled. By the terms of the Indemnification Agreement, its benefits are not available for expenses or liabilities paid directly to the Indemnitee under a policy of officers' and directors' insurance maintained by the Company or in several other instances such as if a court determines that each material assertion made by the Indemnitee in that proceeding was not made in good faith or was frivolous, or if the claim arises from the purchase and sale by the Indemnitee of securities in violation of Section 16(b) of the Exchange Act, or similar successor statute.

     Directors and Officers Liability Insurance. The Company currently maintains a Directors and Officers liability policy with an aggregate limit of liability of $5,000,000. Deductibles under this policy range from $5,000 per officer or director for each claim to $50,000 in the aggregate for certain covered claims. This policy does not cover, among other matters, dishonest, fraudulent, or criminal behavior.

401(k) Plan

     In January, 1994, the Company adopted the COMNET Corporation and Subsidiaries 401(k) Retirement Savings Plan and Trust (the "401(k) Plan"). The 401(k) Plan provides for a contribution to be made by the Company and its subsidiaries out of current operating earnings based upon the contributions made by participating employees.

     All employees of the Company or its subsidiaries who have been employed for at least three months are eligible to participate in the 401(k) Plan. Participants in the 401(k) Plan may contribute from 1% to 15% of their compensation from the Company or its subsidiary (up to a limit of $9,240) in a calendar year. The Company or the relevant subsidiary will make contributions to an employee's 401(k) Plan account equal to the sum of the following: (i) $.75 for each $1.00 a participant contributes up to 2% of the participant's compensation and (ii) $.50 for each $1.00 the participant contributes for the next 1% of the participant's compensation. Participants are 100% vested in the contributions, and earnings thereon, they make to the 401(k) Plan out of their compen-sation. Participants vest in Company contributions, and earnings thereon, at a rate of 20% per year of employment with the Company or its subsidiary, up to 100%. However, if a participant's employment with the Company or its subsidiary terminates because of retirement, death or disability (as defined in the 401(k) Plan), 100% of the Company contributions, and their earnings thereon, become 100% vested.

                            CERTAIN TRANSACTION

     The Company has used the services of Kaye Insurance Associate, L.P. ("Kaye Insurance") of New York, New York to obtain directors and officers liability insurance coverage for the current fiscal year. A description of this coverage is set out above in "Executive Officers and Compensation -- Indemnification Agreements; Directors and Officers Liability Insurance." Richard H. Eisenberg, a director of the Company, is also a Senior Vice President of Kaye Insurance. The Company's payment for this coverage is $76,000 - which includes compensation to Kaye Insurance for its services that does not exceed $4,000.

                               PROPOSAL TWO

         Approval of the Adoption of the Company's 1995 Incentive
Stock Option, Non-Qualified Stock Option and Stock Appreciation Rights Plan

     The Board is recommending to the stockholders that they approve the 1995 Incentive Stock Option, Non-Qualified Stock Option and Stock Appreciation Rights Plan, a copy of which is attached hereto as Exhibit A (the "1995 Incentive Plan"). The 1995 Incentive Plan is comparable to the Company's Incentive Stock Option 1986 Plan, except for the effective and termination dates. Upon the effectiveness of the 1995 Incentive Plan no further grants will be made under the 1986 Incentive Plan.

The 1995 Incentive Stock Option Plan

     The purpose of the 1995 Incentive Plan is to advance the growth and development of the Company by affording an opportunity to the officers and other employees (whether full-time or otherwise) of the Company or a subsidiary to invest in shares of the Company's stock and/or to receive cash or stock distribution representing increases in the value of the Company's stock. The acquisition of such stock by such employees and/or the payment of cash distributions to such employees, who contribute to the Company's success, provide the continuing incentive for them to promote the best interest of the Company and induces them to continue their employment with the Company or a subsidiary. Finally, the 1995 Incentive Plan will enhance the ability of the Company or a subsidiary to attract compe-tent personnel to enter its employ.

     The following is a brief description of the principal provisions of the 1995 Incentive Plan and is qualified in its entirety by the 1995 Incentive Plan included herewith as Exhibit A.

     The 1995 Incentive Plan authorizes the grant of incentive stock options ("ISOs") under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), non-qualified stock options ("Non-Qualified Stock Options"), and stock appreciation rights units ("Stock Units") redeemable at the discretion of the Company for cash or stock or a combination thereof. Only employees of the Company or employees of the Company's subsidiaries are eligible for options under the Plan. The Plan reserves 600,000 shares for issuance upon the exercise of options granted and for issuance upon redemption of Stock Units granted under it.

     Administration and Eligibility. The 1995 Incentive Plan is administered by the Company's Compensation Committee appointed by the Company's Board of Directors. The 1995 Incentive Plan authorizes the grant of options with an exercise price equal to 100% of the fair market value of the shares of Common Stock on the date the options are granted. Only those officers and employees of the Company designated by the Compensation Committee are eligible to participate in the 1995 Incentive Plan.

     The 1995 Incentive Plan precludes the issuance of ISOs to individuals owning stock possessing more than ten percent of the total combined voting power of all classes of stock in the Company, its subsidiaries, and any parent it may subsequently have. Options to purchase Common Stock are not included in determining whether a person is a ten percent or more stockholder. To the knowledge of the Company, no person otherwise eligible to receive ISOs holds or owns ten percent or more of the total combined voting power of all classes of stock.

     Terms and Conditions of Grants. The Options are to contain such terms as the Compensation Committee shall determine including the term and installments, if any, during which the options may be exercised. The 1995 Incentive Plan provides that options may be exercised not later than six months after the date of termination of employment except in the event of the termination of employment by the Company for cause, in which event the options will be revoked upon termination of employment. In the event of the termination of employment as a result of the disability of the optionee, the options will be exercisable for a period of twelve months following such termination. The options may not be trans-ferred other than by will or the laws of descent and distribution.

     The 1995 Incentive Plan permits optionees to pyramid and to surrender to the Company already-owned shares of the Common Stock, valued at the fair market value on the date of exercise, in full or partial payment of the exercise price.

     The 1995 Incentive Plan provides for the acceleration of the vesting and redemption of stock units and stock options upon the occurrence of any of the following events and approval of the acceleration by the Compensation Committee: (i) the commencement of a bona fide "tender offer", other than by the Company, acceptable to the Board for the shares of the Company as provided under Rule 14d-2 promulgated under the Securities Exchange Act of 1934, as amended, or any subsequent comparable federal rule or regulation governing tender offers; (ii) a successful tender offer not previously approved by the Board resulting in a change of control of the Board; (iii) the Company's execution of an agreement concerning the sale of substantially all of its assets (other than to a subsidiary in a mere corporate restructuring); (iv) the Company's adoption of a plan of dissolution or liquidation; or (v) the Company's execution of an agreement concerning a merger or consolidation involving the Company in which the Company is not the surviving corporation or if, immediately following such merger or consolidation, less than fifty percent (50%) of the surviving corporation's outstanding voting stock is held by persons who were stockholders of the Company immediately prior to such merger or consolidation. The options shall be fully exercisable regardless of whether the tender offer is success-ful, regardless of whether the dissolution or liquidation is consummated, and regardless of whether the other corporation which is the surviving corporation in a merger or consolidation shall adopt and maintain any plan under which options are granted to holders of outstanding options. If the agreement concerning the sale of substantially all of the Company's assets or the agreement concerning a merger or consolidation is not consummated by the parties, then the options not exercised prior to a formal determination by the Company's Board of Directors that the contemplated transaction will not be consummated shall, on and after the date of such determination, be subject to the exercise restrictions set forth in the respective option agreements. Under the accelerated vesting provisions of the 1995 Incentive Plan, the Board of Directors cannot prevent accelerated vesting of options upon a triggering event.

     Certain Tax Matters. The following is a summary, and does not purport to be a complete description, of certain federal income tax aspects of the 1995 Incentive Plan and transactions thereunder. Furthermore, no information is given with respect to any state, local, or foreign taxes which may be applicable.

     Under the 1995 Incentive Plan, an optionee will not recognize any taxable income at the time of the grant of an ISO. Furthermore, in general, the optionee will not recognize income on the exercise of an ISO. However, if the option is exercised by an individual who has terminated his or her employment more than three months prior to the exercise of the ISO, the individual will be taxed on the difference between the fair market value of the stock and the amount paid for the stock. While the exercise of an ISO will not generally result in current taxable income, the same does not hold true for purposes of the Alternative Minimum Tax ("AMT"). Upon the exercise of an ISO, the optionee must recognize for AMT purposes the difference between the exercise price of the option and the fair market value of the stock received.

     An employee who disposes of stock, acquired through the exercise of an ISO, will recognize long-term capital gain equal to the excess of the sale price over the price paid for the stock if such sale does not occur within
(A) two years after the option is granted, and (B) one year after the stock is acquired. In this case, the Company will not receive a deduction for compensation expense. If, however, the employee disposes the stock prior to the aforementioned holding periods, then the employee will have ordinary income equal to the lesser of (i) the difference between the option exercise price and the fair market value of the stock on the date the option was exercised or (ii) the difference between the option exercise price and the fair market value of the stock on the date of sale or exchange. Any additional gain attributed to the sale will be considered capital gain. The amount so recognized as ordinary income to the employee will be deductible to the Company as compensation expense.

     If the exercise of an ISO is made by delivery of shares of Common Stock (acquired pursuant to the 1995 Incentive Plan) in payment of the option price, the shares delivered are deemed to be exchanged in a tax-free transaction provided that such shares were not delivered prior to (A) two years after the option had been granted, and (B) one year after the stock had been acquired. If stock is used to exercise an option, but is delivered prior to the expiration of the aforementioned holding periods, the employee will have ordinary income equal to the difference between the fair market value of the stock on the date acquired, and the price paid to exercise the option. In addition, the employee will recognize capital gain income equal to the difference between the fair market value of the stock when acquired, and the fair market value of the newly issued stock received. The Company will be able to take a compensation expense deduction for the amount recognized by the employee as ordinary income.

     With respect to Non-Qualified Stock Options, the optionees will not recognize taxable income, and the Company will not be entitled to a deduction, upon the grant of such options. Upon exercise of such options, the optionees will recognize ordinary income in an amount equal to the amount by which the fair market value of each share of Common Stock on the date of exercise exceeds the option price. The amount so recognized as income will be deductible by the Company. Upon any subsequent sale of shares by an optionee, the optionee's basis on the shares purchased for determining gain or loss will be the fair market value on the date of exercise, if such shares were acquired for cash. If the exercise of the option is made by delivery of shares of Common Stock in payment of the option price, the shares delivered are deemed to be exchanged in a tax-free transaction for the equivalent number of new shares of Common Stock. Such equivalent number of new shares has the same basis and holding period as the shares exchanged.

     The number of shares received in excess of the number of shares delivered is included in the optionee's income at the fair market value thereof at the time of exercise. Any gain or loss recognized upon the sale or other disposition of these shares will be capital gain or loss, either long-term or short-term depending upon the holding period of the shares (which begins on the date the optionee recognizes income with respect to such shares, except for the shares deemed to be received in a tax-free transaction as described above).

     Any payment received for the redemption of Stock Units is compensation income to the employee and a compensation deduction to the employer.

     The foregoing is not to be considered as tax advice to any persons who may be optionees, and any such persons are advised to consult their own tax counsel.

Recommendation of the Board of Directors Concerning the Adoption of the 1995 Incentive Plan.

     An affirmative vote of a majority of the outstanding shares of Voting Securities present and voting at the Meeting is required for approval. The Board of Directors of the Company recommends that the stockholders vote FOR the adoption of the 1995 Incentive Plan.


                              PROPOSAL THREE

                 Approval of the Adoption of the Company's
              1995 Non-Employee Directors' Stock Option Plan

     The Board is recommending to the stockholders that they approve the 1995 Directors' Plan, a copy of which is attached hereto as Exhibit B. The 1995 Directors' Plan is comparable to the 1992 Non-Employee Directors' Stock Option Plan, except for the effective and termination dates. Because adoption of the 1995 Directors' Plan may benefit the current non-employee directors of the Company, they may be deemed to have an interest in this proposal.

The 1995 Non-Employee Directors' Stock Option Plan.

     The purpose of the 1995 Directors' Plan is to provide incentives that will attract and retain highly competent persons as non-employee directors by providing them with opportunities to acquire a propriety interest in the Company. Additionally, by providing non-employee directors with stock option grants determined on a non-discretionary basis according to a fixed formula, the 1995 Directors' Plan will permit non-employee directors to be "disinterested" as defined in the regulations of the Securities and Exchange Commission under Section 16 of the Exchange Act, thus allowing these directors to administer the Company's stock option plans in compliance with exemptions from the short-swing liability provisions contained in Section 16.

     The following is a brief description of the principal provisions of the 1995 Directors' Plan and is qualified in its entirety by the 1995 Directors' Plan included herewith as Exhibit B.

     Under the 1995 Non-Employee Director Plan, the aggregate number of shares of Common Stock of the Company which may be issued pursuant to options is 150,000 shares, subject to adjustment in certain circumstances, including merger, consolidation, reorganization, recapitalization, stock dividends, stock splits, combination of shares, exchange of shares, change of corporate structure or other similar transactions.

     The terms and conditions under which options shall be granted under the 1995 Directors' Plan are set forth in the 1995 Non-Employee Directors' Plan and described below. The Board of Directors or any executive officer of the Company designated by the Board of Directors shall have authority to interpret the provisions of the 1995 Directors' Plan, to establish such rules and procedures as may be necessary or advisable to administer the 1995 Directors' Plan and to make all determinations necessary or advisable for the administration of the 1995 Directors' Plan, provided that no such interpretation or determination shall change or affect the selection of participants eligible to receive grants under the 1995 Directors' Plan, the number of shares of Common Stock covered by or the timing of any grant of options under the 1995 Directors' Plan or the terms and conditions thereof.

     Eligibility. All non-employee directors of the Company are eligible to receive options under the 1995 Directors' Plan. The Company currently has six non-employee directors eligible to participate in the 1995 Directors' Plan, of which three such directors are standing for re-election to the Board of Directors. See Proposal One, "Election of Directors".

     Term of Plan; Grant of Options to Non-Employee Directors. The 1995 Directors' Plan shall be effective as of September 12, 1995, upon approval of the stockholders at the Annual Meeting. On the first day of each fiscal year during the term of the 1995 Directors' Plan, each non-employee director then in office will be automatically granted an option to purchase 5,000 shares of Common Stock. In addition, each non-employee director whose initial term commences after the effective date of the 1995 Directors' Plan shall receive an option to purchase 5,000 shares of Common Stock at the time such director is first elected to the Company's Board of Directors. No options will be granted under the 1995 Directors' Plan after September 10, 2005. Options shall be evidenced by a stock option agreement in such form as the Board of Directors or any executive officer of the Company designated by the board of directors shall from time to time determine consistent with the 1995 Directors' Plan.

     Terms and Conditions of Options. Options granted to non-employee directors become exercisable at a rate of 20% each successive year from the date of grant. The purchase price of the Common Stock under each option will be the fair market value of the Common Stock on the date of grant.
For purposes of the 1995 Directors' Plan, fair market value shall mean (i) the last sales price of a share of Common Stock traded on the over-the-counter market, as reported on the NASDAQ National Market System, but if no shares of Common Stock were traded on such date, then on the last previous date on which a share of Common Stock was so traded, (ii) the closing price for a share of Common Stock on the stock exchange, if any, on which the shares of Common Stock are primarily traded, but if no shares of Common Stock were traded on such date, then on the last previous date on which a share of Common Stock was so traded or (iii) if none of the above is applicable, the value of a share of Common Stock for such date as established by a nationally recognized appraisal firm or investment bank, using any reasonable method of valuation.

     All options expire on the earlier of the fifteenth anniversary of the date of grant or the date of termination of the optionee's status as a director of the Company. Subject to such fifteen year maximum duration, if an optionee ceases to be a director of the Company due to retirement upon or after attaining age 65 (or such earlier date as such optionee shall be permitted to retire under the Company's retirement policy then in effect) or disability, he or she shall have thirty days following his or her termination to exercise his or her options to the extent exercisable as of such termination, and if an optionee dies while a director of the Company or within thirty days following the date of termination of such optionee's status as a director, such optionee's personal representa-tives or heirs shall have one (1) year following such optionee's death to exercise his or her options, to the extent such options were exercisable as of the date of the optionee's death.

     Under the 1995 Directors' Plan, an option becomes exercisable in full, whether or not it is then exercisable, upon a Change in Control (as defined in the 1995 Directors' Plan). If the Company is merged or consolidated with another corporation or in the event of a reorganization, separation or liquidation of the Company, the options will be replaced by options to purchase stock in the successor corporation.

     The 1995 Directors' Plan may be terminated and may be modified or amended by the Company's Board of Directors at any time, provided, however, that (i) no modification or amendment increasing the aggregate number of shares which may be issued under options, materially increasing benefits accruing to participants under the 1995 Directors' Plan, or materially modifying the requirements as to eligibility to receive options shall be effective without stockholder approval within one (1) year of the adoption of such amendments, (ii) no such termination, modification or amendment of the 1995 Directors' Plan shall alter or affect the terms of any then-outstanding options previously granted, without the consent of the holder thereof and (iii) the provisions of the 1995 Directors' Plan with respect to the number of shares of Common Stock for which options shall be granted, the timing of such grants and the exercise price for such options shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, or the Employee Retirement Income Security Act of 1974, as amended, or the respective rules thereunder.

     Certain Tax Matters. The following is a summary, and does not purport to be a complete description, of certain federal income tax aspects of the Plan and transactions thereunder. Furthermore, no information is given with respect to any state, local, or foreign taxes which may be applicable.

     Under the 1995 Directors' Plan, an optionee will not recognize taxable income, and the Company will not be entitled to a deduction, upon the grant of an option. Upon exercise of such option, the optionee will recognize ordinary income in an amount equal to the amount by which the fair market value of each share of Common Stock on the date of exercise exceeds the option price. The amount so recognized as income will be deductible by the Company. Upon any subsequent sale of shares by an optionee, the optionee's basis in the shares purchased for determining gain or loss will be their fair market value on the date of exercise, if such shares were acquired for cash. If the exercise of the option is made by delivery of shares of Common Stock in payment of the option price, the shares delivered are deemed to be exchanged in a tax-free transaction for the equivalent number of new shares of Common Stock. Such equivalent number of new shares has the same basis and holding period as the shares exchanged.

     The number of shares received in excess of the number of shares delivered is included in the optionee's income at the fair market value thereof at the time of exercise. Any gain or loss recognized upon the sale or other disposition of these shares will be capital gain or loss, either long-term or short-term depending upon the holding period of the shares (which begins on the date the optionee recognizes income with respect to such shares, except for the shares deemed to be received in a tax-free transaction as described above).

     The foregoing is not to be considered as tax advice to the optionee, and any such person should consult their tax counsel.

Recommendation of the Board of Directors Concerning the Adoption of the 1995 Directors' Plan.

     An affirmative vote of a majority of the outstanding shares of Voting Securities present and voting at the Meeting is required for approval. The Board of Directors of the Company recommends that the stockholders vote FOR the adoption of the 1995 Directors' Plan.

                 INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     Coopers & Lybrand, L.L.P. has audited the Company's financial statements for the fiscal years ending March 31, 1995, 1994 and 1993.

     A representative of Coopers & Lybrand is expected to be present at the Annual Meeting. The representative will be afforded an opportunity to make a statement and will be available to respond to appropriate questions by stockholders.


                          STOCKHOLDERS' PROPOSALS

     Stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with regulations of the Securities and Exchange Commission. Should a stockholder intend to present a proposal at the Company's next annual meeting, it must be received by the Secretary of the Company, 4200 Parliament Place, Suite 600, Lanham, Maryland 20706-1860, no later than February 10, 1996, in order to be included in the Company's proxy statement and form of proxy relating to that meeting.


                          SOLICITATION PROCEDURES

     Officers and regular employees of the Company, without extra compensation, may solicit the return of proxies by mail, telephone,
telegram and personal interview.   Certain holders of record such as
brokers, custodians and nominees, are being requested to distribute proxy materials to beneficial owners and to obtain such beneficial owner's instructions concerning the voting of proxies. The cost of solicitation of proxies (including the cost of reimbursing banks, brokerage houses, and other custodians, nominees and fiduciaries for their reasonable expenses in regard to the proxy soliciting materials) will be paid by the Company.


                               MISCELLANEOUS

     Management does not intend to present any other matters at the Annual Meeting. If other matters are properly presented at the Annual Meeting, the persons named as proxies will vote them in accordance with their best judgment.

     Where information contained in this Proxy Statement rests particularly within the knowledge of a person other than the Company, the Company has relied upon information furnished by such person or contained in filings made by such person with the Securities Exchange Commission.

                              By Order of the Board of Directors



                              Edward Weiss
                              Secretary
Dated:  July 25, 1995

                            COMNET CORPORATION
                     4200 Parliament Place, Suite 600
                       Lanham, Maryland  20706-1844



 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COMNET CORPORATION
                  FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            SEPTEMBER 12, 1995


     The undersigned hereby appoints Edward Weiss and Charles A. Crew and each of them, as true and lawful attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned, to vote and otherwise act at the Annual Meeting of Stockholders of COMNET Corporation (the "Company") to be held on Tuesday, September 12, 1995, at 9:30 a.m. at Prudential Securities, One Liberty Plaza, New York, New York 10292, and at any adjournment or postponement thereof (the "Annual Meeting"), with respect to all shares of Common Stock and 6% Preferred Stock of the Company which the undersigned would possess if personally present, on the following matters.

     1.  Election of Directors

           ____FOR all nominees listed below
                 (Except as marked to the contrary below)

           ____WITHHOLD AUTHORITY to vote for all nominees listed below

         (Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

                         Mr. James V. Manning
                         Mr. Richard H. Eisenberg
                         Mr. Carl I. Kanter

     There is no assurance that any of the Company's nominees will serve as directors if any other nominees are elected to the Board.

     2. To approve the adoption of the Company's 1995 Incentive Stock Option, Non-Qualified Stock Option and Stock Appreciation Rights Plan


     _____ FOR      _____ AGAINST       _____ ABSTAIN

     3. To approve the adoption of the Company's 1995 Non-Employee Directors' Stock Option Plan


     _____ FOR      _____ AGAINST       _____ ABSTAIN

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED TO ELECT THE INDIVIDUALS NAMED IN PROPOSAL ONE.

     In their discretion, the appointed proxies may also vote upon any other matters which the persons making the solicitation do not know, a reasonable time before the solicitation and that properly come before the Annual Meeting or any adjournment or postponement thereof, including the election of any person to any office for which a nominee is named in the proxy statement and such nominee is unable to serve for good cause.

     The undersigned hereby ratifies and confirms that the aforesaid attorneys and proxies may do hereunder.


_______________________________         Dated:_____________, 1995
  (Signature of Stockholder)



(Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian or corporate official, please give your full official title. If shares are held jointly, each holder should sign.)

TO INSURE A QUORUM AND TO AVOID THE EXPENSE AND DELAY OF SENDING FOLLOW-UP LETTERS, PLEASE FILL IN, SIGN, DATE AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                                                 Exhibit A

                            COMNET CORPORATION
                          INCENTIVE STOCK OPTION,
                      NON-QUALIFIED STOCK OPTION AND
                       STOCK APPRECIATION UNIT PLAN


     COMNET CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), adopted and established a non-qualified stock option and stock appreciation incentive unit plan (the "Plan") for its officers and other key employees (whether full-time or otherwise) effective as of September 12, 1995, the date it was approved by the Company's shareholders at their annual meeting.

     The provisions of the Plan are set forth below:


                                SECTION ONE

                    DESIGNATION AND PURPOSE OF THE PLAN


     A. Designation. This document is designated the "COMNET CORPORATION INCENTIVE STOCK OPTION, NON-QUALIFIED STOCK OPTION AND STOCK APPRECIATION UNIT PLAN" (hereinafter referred to as the "Plan").

     B. Purpose. The purpose of the Plan is to advance the growth and development of the Company by affording an opportunity to the officers and other employees (whether full-time or otherwise) of the Company or a Subsidiary to invest in shares of the Company's Stock and/or to receive a cash or Stock distribution representing increases in the value of the Company's Stock. The acquisition of such Stock by such employees and/or the payment of cash distributions to such employees, who contribute to responsible for the Company's success, provides a continuing incentive for them to promote the best interests of the Company and induces them to continue their employment with the Company or a Subsidiary. Finally, the Plan will enable the Company or a Subsidiary to attract competent personnel to enter its employ.

                                SECTION TWO

                                DEFINITIONS

     The following definitions shall be applicable to the terms used in the
Plan:

     A. "Code" means the Internal Revenue Code of 1986, as presently in effect or as hereafter amended.

     B. "Committee" means the Compensation Committee appointed to administer the Plan pursuant to Section Four.

     C.  "Company" means COMNET Corporation, a Delaware corporation.

     D. "Eligible Individual" means any officer or other key employee (whether full-time or otherwise) of the Company or a Subsidiary. Options and Stock Units may be granted under the Plan only to such officers and other key employees (whether full-time or otherwise) of the Company or a Subsidiary.

     E. "Incentive Stock Option" shall mean an option granted under this Plan that meets the requirements of Code Section 422.

     F. "Incentive Stock Option Plan" shall mean that part of the Plan the provisions of which are specifically designated as relating solely to Incentive Stock Options as well as those provisions of the Plan which relate to Options generally or to both Options and Stock Units.

     G. "Non-Qualified Stock Option" means any options granted under the Plan that are not Incentive Stock Options.

     H. "Non-Qualified Stock Option Plan" shall mean that part of the Plan the provisions of which are specifically designated as relating solely to Non-Qualified Stock Options as well as those provisions of the Plan which relate to Options generally or to both Options and Stock Units.

     I. "Option" shall mean an Incentive Stock Option and a Non-Qualified Stock Option granted under this Plan to purchase authorized but unissued or treasury shares of the Company's Stock.

     J. "Participant" means any Eligible Individual who is granted an Option or Stock Unit as provided in this Plan, and shall also mean the successor in interest, if any, of a deceased Eligible Individual.

     K. "Plan" shall mean the COMNET Corporation Incentive Stock Option, Non-Qualified Stock Option and Stock Appreciation Unit Plan as set forth in this document, and as hereafter amended, the provisions of which, unless otherwise designated, form a part of each of the incentive Stock Options Plan, the Non-Qualified Stock Option Plan, and the Stock Appreciation Unit Plan.

     L. "Redemption Date" for a Stock Unit shall be the earlier of (i) the date so designated in the written instrument granting the Stock Unit, which shall in no event be earlier than the first anniversary of the date of grant of the Stock Unit (except as otherwise expressly provided herein) nor later than the tenth anniversary of the date of grant of the Stock Unit;
(ii) the date of the death of the Participant to whom the Stock Unit was granted; or (iii) the date which is the first day of the sixth month following the termination of employment of the Participant to whom the Stock Unit was granted if such termination of employment is due to "total disability" of the Participant. If the termination of employment is due to any other cause which the Committee, in its sole discretion, determines should permit a redemption rather than a forfeiture of outstanding vested Stock Units, the redemption rules of Section Twelve A shall apply.

     M.  "Stock" means the Common Stock of the Company.

     N. "Stock Appreciation Unit Plan" shall mean that part of the Plan the provisions of which are specifically designated as relating solely to Stock Units as well as those provisions of the Plan which relate to both Stock Units and Options.

     O. "Stock Unit" means a stock appreciation incentive unit granted to a Participant by the Committee under this Plan.

     P. "Subsidiary" shall mean an affiliate controlled by the Company, directly or indirectly, through one or more intermediaries, subject to Section Twelve(A)(vi), below.

     Q. "Vesting Date" for a Stock Unit shall mean the date or dates upon which all or any portion of the Stock Units shall become nonforfeitable in the event of the subsequent total disability or death of the participant or in the event of the termination of employment of the Participant for other causes approved by the Committee.

     R. Wherever appropriate, words used in this Plan in the singular may mean the plural, the plural may mean the singular, and the masculine may mean the feminine or neuter.

                               SECTION THREE

              STOCK SUBJECT TO STOCK OPTIONS AND STOCK UNITS

     Subject to the adjustment provided in Section Ten, the total number of shares of Stock which may be delivered to all participants upon the exercise of all Options granted under this Plan, shall not exceed 600,000 and the total number of shares of Stock which may be so issued may be increased only by a resolution adopted by the Board of Directors of the Company and approved by the stockholders of the Company. Shares delivered under this Plan upon the exercise of an Option shall be fully paid and non-assessable. Subject to the adjustment provided in Section Ten, the total number of Stock Units which may be issued by the Committee to all Participants under this Plan shall not exceed 100,000 and the total of such Stock Units may be increased only by a resolution adopted by the Board of Directors of the Company and approved by the stockholders of the Company. Such Stock may either be authorized and unissued or treasury stock.
Subject to the adjustment provided in Section Ten, the total number of Shares of Stock which may be issued by the Committee in redemption of Stock Units to all Participants under the Plan shall not exceed 75,000 shares and the total number of shares of Stock which may be so issued may be increased only by a resolution adopted by the Board of Directors of the Company and approved by the stockholders of the Company.


                               SECTION FOUR

                        ADMINISTRATION OF THE PLAN

     A. Appointment of Committee. The Board of Directors shall appoint a Compensation Committee (the "Committee") which shall consist of not less than three (3) members of such Board of Directors, none of whom is, or has been during the one (1) year period prior to his appointment, an Eligible Individual, who shall not be eligible during the period of service on the Committee. In addition, the Board of Directors may designate a member of the Committee to act as Chairman of the Committee. The Board of Directors, in its sole discretion, may at any time, remove any member of the Committee and appoint a director to fill any vacancy on the Committee. No individual may participate as a member of the Committee in the administration of this Plan if he shall have been eligible to receive a grant of an award of any options or stock appreciation rights of the Company or any of its affiliates (as that term is used in SEC Rule 16b-3) under this Plan or any other discre- tionary plan of the Company or its affiliates (as that term is used in SEC Rule 16b-3) at any time within one year prior to serving on the Committee.

     B. Committee Meetings. The Committee shall hold its meetings at such times and places as are specified by the Committee. A majority of the Committee shall constitute a quorum. All actions of the Committee shall be taken by a majority of a quorum present at the meeting duly called by any member of the Committee; provided, however, that any action taken by a written document signed by a majority of the Committee members shall be as effective as actions taken by the Committee at a meeting duly called and held.

     C. Committee Powers. Subject to the terms and provisions of this Plan, the Committee shall have full power and authority to (i) designate the Eligible Individuals to whom Options or Stock Units shall be granted,
(ii) determine the number of Options and/or Stock Units to be granted to each Participant, (iii) determine the Redemption Date of any Stock Units and the Vesting Date for any Stock Units, (iv) determine whether a vested Stock Unit shall be redeemed for cash or for Stock or for a combination of cash and Stock, (v) determine the purchase price to be paid for each share of Stock deliverable upon the exercise of any Options, which shall be at least equal to the fair market value of a share of Stock at the time the Option is granted, (vi) determine the period during which an Option may be exercised, which period may not (except as otherwise expressly provided herein commence prior to the first anniversary of the date of grant of the Options nor extend beyond the tenth anniversary of the date of grant of the Options, (vii) establish the provisions of Non-Qualified Options to avoid such Options being deemed to constitute incentive stock options under
Section 422 of the Code and regulations thereunder, including but not limited to extending the terms of Non-Qualified Options to a term not to exceed ten years and seven days and (viii) determine any other conditions to which the exercise of an Option shall be subject, including, subject to the provisions of Section Twelve, the effect upon an Option of the termination of employment or death of a Participant. The Committee shall have all rights, powers and authority necessary or appropriate to administer this Plan in accordance with its terms, including, without limitation, the power to make binding interpretations of this Plan and to resolve all questions (whether express or implied) arising thereunder. The Committee may prescribe such rules and regulations for administering this Plan as the Committee, in its sole discretion, deems necessary or appropriate.

                                SECTION FIVE

                         SELECTION OF PARTICIPANTS

     In determining which Eligible Individuals shall be granted Options and/or Stock Units, the Committee shall evaluate, inter alia, (i) the duties and responsibilities of the Eligible Individuals, (ii) their past and prospective contributions to the success of the Company, (iii) the extent to which they are performing and will continue to perform valuable services for the benefit of the Company, and (iv) such other factors as the Committee deems relevant.

                                SECTION SIX

                    ISSUANCE OF OPTIONS AND STOCK UNITS

     A. Form of Options and Stock Units. Subject to the provisions of this Plan, each group of Options and/or Stock Units granted to a Participant shall be set forth in a written instrument upon such terms and conditions as the Committee determines. The Redemption Date of any Stock Unit and the Vesting Date of any Stock Unit shall be set forth in such written instrument. Each such instrument shall incorporate the provisions of this Plan by reference.

     B. Date of Grant of Stock Units and Options. The date of grant for a Stock Unit shall be the date on which the Stock Unit instrument was issued to the Participant and for an Option shall be the date such options were granted by the Committee.

     C. Delivery of Shares on Exercise of Option. Except as otherwise expressly provided herein, no Option may be exercised prior to the first anniversary of the date of grant of the Option. Upon exercise of any Option, or any portion thereof, the Committee shall deliver to the Participant such number of shares of Stock as the Participant elects to purchase, as soon as practicable after the Committee receives (i) written notice of such exercise under and pursuant to the terms and conditions of the applicable Option document and (ii) the full purchase price for such shares which shall be paid in cash or shares of stock, or a combination thereof. The Participant shall be entitled to pyramid the shares received upon exercise of Options by simultaneously delivering such shares of stock in payment of the purchase price of shares subject to additional Options; any share delivered in payment of the exercise price must have been held of record by the Optionee for a least six months or such other period as may be required to avoid any adverse effect on the financial position of the Company or a Subsidiary as a result of incurring compensation expense or otherwise. Such shares, which shall be fully paid and non-assessable upon the issuance thereof, shall be represented by a certificate or certificates registered in the name of the Participant and stamped with any appropriate legend.

                               SECTION SEVEN

                   VESTING AND REDEMPTION OF STOCK UNITS

     A. Vesting. The amount to be paid in redemption of any Stock Unit as of the Redemption Date of such Stock Unit shall be equal to the percentage of the "Stock Unit Value" of the Stock Unit in which the Participant has a vested interest as of the Redemption Date. The Committee may, in its discretion, issue Stock Units to a participant in which the Participant has an immediate fully vested interest or may impose such vesting requirements, expressed in terms of years of continuous employment with the Company and/or a Subsidiary, as the Committee, in its sole discretion, may determine is appropriate in any given situation.

     B. Stock Unit Value. The "Stock Unit Value" of a Stock Unit shall be determined as of the Redemption Date of the Stock Unit and shall consist of the appreciation, if any, in the value of one share of Stock of the Company, between (i) the value of one share of the Company's Stock as of the date of grant of the Stock Unit, and (ii) the value of one share of Stock of the Company as of the Redemption Date of such Stock Unit.

     C. Payment of Stock Unit Value. Each Stock Unit granted to a Participant which has become vested shall be redeemed by the Committee on the Redemption Date of such Stock Unit. The "Stock Unit Value" of the Stock Unit shall be paid to the Participant in cash, in Stock or in a combination of cash and Stock as soon as is practicable after the Redemption Date, at the discretion of the Committee. To the extent that payment of the Stock Unit Value is made in shares of Stock, the value of the Company's Stock as of the Redemption Date shall be used in determining the number of shares of Stock to be received by the Participant. Any shares of stock received by a Participant upon exercise of a Stock Unit shall be non-transferable until a period of at least six months has elapsed since the date of the grant of such Stock Unit.

                               SECTION EIGHT

              NON-TRANSFERABILITY OF OPTIONS AND STOCK UNITS

     Any Option or Stock Unit granted to an Eligible Individual may not be sold, exchanged, assigned, pledged, discounted, hypothecated or otherwise transferred except by will or by the laws of descent and distribution. During the lifetime of the Eligible Individual to whom an Option or Stock Unit is issued, such Option or Stock Unit may be exercised only by the Eligible Individual to whom it was issued or his representative. Upon any attempt to so sell, transfer, assign, pledge, discount, hypothecate or otherwise transfer any Option or Stock Unit, or any right thereunder, contrary to the provisions hereof, such Option of Stock Unit and all rights thereunder shall immediately become null and void.

                               SECTION NINE

                      COMPLIANCE WITH SECURITIES LAWS

     Unless a registration statement under the Securities Act of 1933 is then in effect with respect to the Stock a Participant receives upon the exercise of an Option or the redemption of a Stock Unit the Committee, in its discretion, may require, at the time that a Participant so receives such Stock, that the Participant agrees in writing to acquire any such Stock he may so receive for investment and not for distribution, or to consent to such other agreement as the Committee, in its discretion, may deem to be necessary to comply with the requirements of the Securities Act of 1933 or any applicable state securities laws. A reference to any such agreement shall be inscribed on the Stock certificate(s). Each Option shall be subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of the shares of Stock subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Committee.

                                SECTION TEN

                  CHANGES IN CAPITAL STRUCTURE OF COMPANY

     In the event of the splitting or consolidation of shares of Stock of the Company, the payment of a stock dividend by the Company or a similar transaction, the number of shares of Stock specified in Section Three of this Plan, the number of shares of Stock upon which the value of each outstanding Stock Unit shall be based and the value per share and the number and price per share of shares subject to then outstanding Options shall be proportionately adjusted.

                              SECTION ELEVEN

                 REORGANIZATION, DISSOLUTION, LIQUIDATION
                    CHANGE OF CONTROL OR SIMILAR EVENT

     A. Treatment of Options. In the event of an occurrence of any of the following events and upon approval of the Committee:

          (i) the commencement of a bona fide "tender offer" acceptable to the Company's Board for the shares of the Company as provided under Rule 14d-2 promulgated under the Federal Securities Exchange Act of 1934, as amended, or any subsequent comparable Federal rule or regulation governing tender offers;

          (ii) a successful tender offer not previously approved by the Company's Board of Directors resulting in a change of control of the Board;

          (iii) the Company's execution of an agreement concerning the sale of substantially all of its assets (other than to a subsidiary in a mere corporate restructuring);

          (iv) the Company's adoption of a plan of dissolution or liquidation; or

          (v) the Company's execution of an agreement concerning a merger or consolidation involving the Company in which the Company is not the surviving corporation or if, immediately following such merger or consolidation, less than fifty percent (50%) of the surviving corporation's outstanding voting stock is held by persons who were shareholders of the Company immediately prior to such merger or consolidation; each Participant shall have the right, immediately following such occurrence, to exercise his or her Option in full to the extent not theretofore exercised regardless of any provision herein or any provision in the Option contract providing for the deferment of the vesting or exercise thereof.

The Participant shall be entitled to exercise the options regardless of whether the tender offer (described in subsection A(i), directly above), is successful, regardless of whether the dissolution or liquidation is consummated, and regardless of whether the other corporation which is the surviving corporation in a merger or consolidation shall adopt and maintain any plan under which options are granted to the Participant. In the event the agreement concerning the sale of substantially all of its assets or the agreement concerning a merger or consolidation is not consummated by the parties, then the Options not exercised prior to the formal determination by the Board that the contemplated transaction will not be consummated shall on and after the date of such determination again be subject to the exercise restrictions set forth in the Option agreement. In the case of a merger, consolidation, reorganization, reclassification, sale of assets or similar event, all outstanding Options shall pertain to the securities or other property to which a holder of the number of shares of Stock covered by the Option would have been entitled to receive in connection with such event, and in the case of any other event specified herein, each outstanding Option shall remain outstanding and exercisable in accordance with its terms.

     B. Treatment of Stock Units. In the event of an occurrence of any of the following events and upon approval of the Committee:

          (i) the commencement of a bona fide "tender offer" acceptable to the Company's Board for the shares of the Company as provided under Rule 14d-2 promulgated under the Federal Securities Exchange Act of 1934, as amended, or any subsequent comparable Federal rule or regulation governing tender offers;

          (ii) a successful tender offer not previously approved by the Company's Board of Directors resulting in a change of control of the Board;

          (iii) the Company's execution of an agreement concerning the sale of substantially all of its assets (other than to a subsidiary in a mere corporate restructuring);

          (iv) the Company's adoption of a plan of dissolution or liquidation; or

          (v) the Company's execution of an agreement concerning a merger or consolidation involving the Company in which the Company is not the surviving corporation or if, immediately following such merger or consolidation, less than fifty percent (50%) of the surviving corporation's outstanding voting stock is held by persons who were shareholders of the Company immediately prior to such merger or consolidation; the Redemption Date with respect to all Stock Units theretofore granted hereunder and outstanding at that time shall be the date of such event, regardless of any provision herein or any provision in the Stock Unit contract providing for the deferment of the vesting or redemption of any provision herein or any provision in the Stock Unit contract providing for the deferment of the vesting or redemption thereof.

The Participant shall be entitled to require redemption (the "Redemption Date") of the Stock Units regardless of whether the tender offer is successful, regardless of whether the dissolution or liquidation is consummated, and regardless of whether the other corporation which is the surviving corporation in a merger or consolidation shall adopt and maintain any plan under which Stock Units are granted to the Participant. In the event the agreement concerning the sale of substantially all of its assets or the agreement concerning a merger or consolidation is not consummated by the parties, then the Stock Units not exercised prior to the formal determination by the Board that the contemplated transaction will not be consummated shall on and after the date of such determination again be subject to the vesting restrictions set forth in the Option agreement.

     In the case of a merger, consolidation, reorganization, reclassification, sale of assets or similar event, the Stock Unit Value of any Stock Unit upon the redemption of such Stock Unit shall be determined on the basis of the difference, if any, between (i) the value of a single share of the Company's Stock as of the date of grant of such Stock Unit, and (ii) the current value, as of the Redemption Date of such Stock Unit, of the shares of stock or other securities into which a single share of the Company's Stock would have been converted on the date of such reclassification, consolidation, merger, reorganization, sale of assets or other similar event.

                              SECTION TWELVE

                         TERMINATION OF EMPLOYMENT

     A.  Severance.

          (i) Stock Units - Termination of Employment. In the event that a Participant's employment with the Company or a Subsidiary terminates for any reason, other than due to his death or "total disability," any Stock Unit granted to him will be forfeited, whether or not such Stock Unit had been vested, unless the Committee, in its sole discretion, decides to authorize the redemption of the Stock Unit, to the extent then vested. If the Committee so decides to redeem the Stock Unit, it shall be redeemed as of the third business day following the next date on which quarterly and/or annual summary statements of sales and sales earnings of the Company are released for publication on a wire service, in a financial news service, in a newspaper of general publication or are otherwise made publicly available.

          (ii) Stock Units - Total Disability. In the event that a Participant's employment with the Company or a Subsidiary is terminated due to his incurring a "total disability", any Stock Units granted to him will be redeemed, to the extent then vested, upon the expiration of six months following the date of termination of employment due to a "total disability".

          (iii) Options - Termination of Employment. In the event that a Participant's employment with the Company or a Subsidiary terminates for any reason, other than due to his death or "total disability", any Option granted to such Participant will expire in accordance with the provisions of the Options document dealing with the effect of a termination of employment. Such provisions must provide for an expiration of the Option not later than six months after the date of such termination. Notwithstanding the foregoing, in the event that the Participant's employment is terminated for cause any Option granted to him shall be revoked as of the date his employment terminates. Notwithstanding any other provisions of this Plan, no payment under any Stock Unit or issuance of any Stock pursuant to any Option or Stock Unit shall be made and all rights of the Participant who received such Option or Stock Unit (or his designated beneficiary or legal representatives) under this Plan shall be forfeited if, prior to the time of such payment or issuance, the Participant (1) shall be employed without the Company's or affiliate's consent by a competitor of, or shall be engaged in any activity in competition with, the Company or an affiliate; (2) divulges without the consent of the Company any secret or confidential information belonging to the Company or an affiliate; (3) has been dishonest or fraudulent in any matter affecting the Company or (4) has committed any act which, in the sole judgment of the Committee, has been substantially detrimental to the interests of the Company. The Company shall give a Participant written notice of the occurrence of any such event (described in the foregoing clauses (1) - (4)) prior to making any such forfeiture. The determination of the Committee as to the occurrence of any of the events specified in the foregoing clauses (1)-(4) of this Section 11 shall be conclusive and binding upon all persons for all purposes. Any Award shall be subject to forfeiture for the reasons provided in this Section in such manner as shall be provided by the Committee.

          (iv)  Options - Total Disability.  In the event that a
Participant's employment with the Company or a Subsidiary is terminated due to his incurring a "total disability," any Option granted to such Participant will expire twelve months after the date of such termination.

          (v) Definition of "Total Disability". For purposes of this Section Twelve, a Participant is totally disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

          (vi) Definition of "Subsidiary". For purposes of this Section Twelve, a Participant's employer shall continue to be deemed a Subsidiary notwithstanding that such entity is no longer directly or indirectly controlled by the Company and therefore no longer a Subsidiary, provided that the Participant's employer was a Subsidiary at the time the Options or Stock Units were granted to such Participant.

     B. Death. If a Participant dies while in the employ of the Company or a Subsidiary, his vested Stock Units will be redeemed as soon as is practicable after his death and the proceeds of such redemption shall be paid over to the executor or administrator of the estate of the Participant or to the person to whom the Stock Units shall pass by will or by the laws of descent and distribution. If a Participant dies while in the employ of the Company or a Subsidiary, any Option may provide that it can be exercisable not later than six months after his death by the executor or administrator of the estate of the Participant or by the person to whom the Option shall pass by will or by the laws of descent and distribution, but only to the extent the Participant was entitled to exercise the Options as of the date of his death.

                             SECTION THIRTEEN

                PARTICIPANT'S RIGHTS AS A HOLDER OF SHARES

     A Participant has no rights as a stockholder with respect to any shares of Stock paid in redemption of any Stock Units or acquired pursuant to the exercise of an Option until the date a certificate is issued to him for such shares. Except as otherwise provided in Section Ten of this Plan, no adjustment shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

                             SECTION FOURTEEN

                          AMENDMENTS TO THE PLAN

     The Board of Directors of the Company may amend or terminate this Plan at any time; provided, however, that (i) any such amendment or termination shall not adversely affect the rights of Participants under Options or Stock Units granted prior thereto; and (ii) any amendment which increases the total number of Options, Stock Units or shares of Stock covered by this Plan, changes the definition of Eligible Individual, changes the criteria for becoming a member of the Compensation Committee or any other material change to this Plan shall be subject to obtaining the approval thereof by the Company's stockholders. Notwithstanding the foregoing, this Plan shall not be amended more than once every six months, other than to comport with changes in the, the Code, the Employee Retirement Income Security Act of 1974, as amended or the rules thereunder.



                              SECTION FIFTEEN

                EFFECTIVE AND EXPIRATION DATES OF THE PLAN

     This Plan shall be effective on September 12, 1995, after approval of it by the Company's shareholders. No Option shall be granted after September 10, 2005.


                              SECTION SIXTEEN

                    INCENTIVE STOCK OPTIONS PROVISIONS

     The provisions of this Section Sixteen shall apply only to Incentive Stock Options.

     A. Over Ten-Percent Shareholders. Incentive Stock Options shall not be issued to individuals then owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company.

     B. Limit. Incentive Stock Options shall not be granted which will cause the aggregate fair market value (determined at the time each Option is granted) of the Stock for which options are granted to any Eligible Individual under all incentive stock option plans of the Company during the calendar year to exceed $100,000 plus the "unused limit carry-over" referred to in Section 422(b)(8) of the Internal Revenue Code of 1954.


                               ////////////

                                                                 EXHIBIT B
                                COMNET CORPORATION
                  1995 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

1. Definitions. The terms below shall be defined as indicated.

     1.1 Administrator means the Board or any executive officer or officers of the Company designated by the Board.

     1.2 Board means the Board of Directors of the Company, including any directors who may be Optionees.

     1.3  Change in Control means the occurrence of and of the following:

     (i) Any "person," as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act (but excluding the Company and any successor to the Company which became a successor of the Company in a transaction that did not involve a Change in Control, any Subsidiary and any employee benefit plan sponsored or maintained by the Company or any Subsidiary and any employee benefit plan sponsored or maintained by the Company or any Subsidiary, including any trustee of any such plan acting as trustee), becomes directly or indirectly the "beneficial owner"(as defined in Rule 13d-3 under the Exchange Act) of, or makes an offer to purchase, securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities with respect to the election of directors.

     (ii) During any period of 12 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof; provided, however, that a director who was not a director at the beginning of such 12-month period shall be deemed to have satisfied such requirement and be an Incumbent Director if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors of the Company who then qualified as Incumbent Directors either because they were directors at the beginning of such 12-month period or by operation of this clause (ii).

     (iii) The stockholders of the Company approve a merger or consolidation of the Company or a reclassification of its voting stock without the consent or approval of a majority of the Incumbent Directors.

     (iv) The stockholders of the Company approve a sale or other disposition of all or substantially all of the Company's assets.

     (v) The stockholders of the Company approve or adopt a plan of liquidation, dissolution or winding up.

     1.4 Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereof.

     1.5 Common Stock means the Company's common stock, par value $.50, subject to the provisions of Section 9.

     1.6 Company means COMNET Corporation, a Delaware corporation, and any successor corporation which adopts the Plan.

     1.7 Exchange Act means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereof.

     1.8 Fair Market Value means, on a specified date, the last sales price of a Share traded on the over-the counter market, as reported on the NASDAQ National Market System, or the last closing price for a Share on the stock exchange, if any, on which Shares are primarily traded (or if no Shares were traded on such date, then on the last previous date on which any Shares were so traded), or if none of the above is applicable, the value of a Share for such date as established by a nationally recognized appraisal firm or investment bank, using any reasonable method of valuation.

     1.9 Non-Employee Director means a director of the Company who is not an officer or employee of the Company or any subsidiary.

     1.10 Option means an option to purchase Shares granted by the Company pursuant to the Plan.

     1.11 Option Agreement means a written agreement as described in Section 7 between the Company and the Optionee evidencing an option.

     1.12 Option Period means the period from the date of the granting of an Option to the date on which that Option terminates pursuant to Section 5.2 hereof.

     1.13 Option Price means the price to be paid for the Shares purchased pursuant to an Option.

     1.14 Optionee means any person who is granted an Option under the Plan.

     1.15 Plan means the Company's 1995 Non-Employee Directors' Stock Option Plan, as adopted by the Board in substantially the form set forth herein and as the same may be amended or otherwise modified from time to time.

     1.16 Shares means shares of Common Stock.

     1.17 Subsidiary means a subsidiary of the Company as defined under section 424 of the Code.

2.  Purpose; Construction.

     2.1 The Plan is intended to encourage ownership of Common Stock by directors of the Company, upon whose judgment and interest the Company is dependent for its successful operationand growth, in order to increase their proprietary interest in the Company's success and to encourage them to serve as directors of the Company.

     2.2 The Plan is intended to comply with the terms and provisions of Rule 16b-3 promulgated under the Exchange Act. Any provision of the Plan or any option Agreement inconsistent with the terms of such Rule in effect on such date shall be inoperative and shall not affect the validity of the Plan, such Option Agreement or any other provision thereof.

3. Administration and Interpretation. The terms and conditions under which options shall be granted under the Plan are set forth in Section 5. Subject to the provisions of Section 12, the Administrator shall have authority to interpret the provisions of the Plan, to establish such rules and procedures as may be necessary or advisable to administer the Plan and to make all determinations necessary or advisable for the administration of the Plan; provided, however, that no such interpretation or determination shall change or affect the selection of participants eligible to receive grants under the Plan, the number of shares covered by or the timing of any grant of Options under the Plan or the terms and conditions thereof. The interpretation and construction by the Administrator of any provision of the Plan or of any Option Agreement shall be final and conclusive.

4. Eligible Persons. Options shall be granted pursuant to the provisions hereof to persons who are Non-Employee Directors at the time of grant.

5.  Grant of Options.

     5.1 Procedure. Subject to the provisions of Section 8.1 limiting the maximum number of Shares subject to purchase under Options, (a) each Non-Employee Director whose initial term commences after the date of adoption of the Plan by the Board shall be granted an option as of the date such director is first elected to the Board of Directors to purchase 5,000 Shares, and (b) on the first day of each fiscal year of the Company, each Non-Employee Director (including Non-Employee Directors whose initial terms commenced on or before the date of adoption of the Plan by the Board) shall be granted an option to purchase 5,000 Shares. Each such Option shall become exercisable as to 20% of the Shares covered thereby on each of the first five successive anniversaries of the date of grant; provided, however, that upon the occurrence of a Change in Control any portion of each such Option not then exercisable shall immediately and automatically (without notice) become fully exercisable. The Option Price for each option shall be the Fair Market Value of a Share on the date of grant. No Option shall be granted under the Plan except as provided in this Section 5.1.

5.2 Termination. The unexercised portion of each Option (both vested and non-vested) shall automatically and without notice terminate and become null and void upon the earlier of the following:

        (i) The fifteenth anniversary of the date of grant; or

        (ii) Subject to the provisions of this Section 5.2, 30 days following the date of termination of the Optionee's status as a director of the Company.

Notwithstanding the foregoing, if an Optionee ceases to be a director of the Company due to retirement on or after attaining the age of 65 (or such earlier date as such Optionee shall be permitted to retire under the Company's retirement policy then in effect) or due to disability (the existence of which disability shall be determined by the Administrator in its sole discretion, which determination shall be conclusive), any unexercised portion of the Option that was otherwise exercisable on the date such Optionee ceases to be a director of the Company shall be exercisable by the Optionee at any time within the 30 day period following the date of termination of such Optionee's status as a director, and if an Optionee dies while a director of the Company or within 30 days following the date of termination of such Optionee's status as a director, any unexercised portion of the Option that was otherwise exercisable on the date of such Optionee's death shall be exercisable by the Optionee's personal representatives or heirs at law if no personal representative is required by the governing state law, at any time within the one year period from the date of such Optionee's death; provided, however, that notwithstanding anything to the contrary contained herein, in no event shall any option be exercisable following the fifteenth anniversary of the date of grant.

     5.3 Additional Grants. Nothing contained in the Plan shall be construed to preclude the granting of an Option or Options pursuant to Section 5.1 to an Optionee in addition to an Option or options for the purchase of Shares already held by that Optionee or the granting of more than one option pursuant to Section 5.1 to an Optionee at the same time.

     5.4 Subject to Exchange Rules. Any and all grants of Options shall be subject to all applicable rules and regulations of any exchange on which the Company's Common Stock may then be listed.

6. Effective and Expiration Dates of Plan. The Plan shall be effective on September 12, 1995, after approval by the Company's stockholders at the 1995 annual meeting of stockholders. No Option shall be granted after September 10, 2005.

7. Option Agreements. Option Agreements shall be in such form as the Administrator shall approve or determine; provided, however, that all Option Agreements shall comply with and be subject to the following terms and conditions.

     7.1 Manner, Time, and Medium of Payment. An Option shall be exercised in the manner set forth in the Option Agreement relating thereto and payment in full of the Option Price for all Shares shall be made at the time of exercise. Payment shall be in United States dollars in the form of cash, certified check or bank draft, or by delivery of fully paid Shares valued at their Fair Market Value on the date of exercise, or, if the Option Agreement so provides (subject to compliance with any applicable rules promulgated under Section 16 of the Exchange Act requiring elections to be made six months in advance or during a window period or as may otherwise hereafter be required), by withholding
Shares with respect to which the Optionee has exercised such Option having a Fair Market Value on the date of exercise equal to the sum of the Option Price for the withheld Shares and the remaining shares with respect to which the Optionee has exercised such option, or any combination of such methods of payment.

     7.2 Number of Shares. Subject to Section 9, the Option Agreement shall state the number of Shares to which it pertains.

     7.3 Date of Exercise. An Option may be exercised, to the extent vested, in whole or in part from time to time during the Option Period.
Notwithstanding anything in this Plan or any Option Agreement to the contrary, no Option shall be exercisable prior to the approval of this Plan by the stockholders of the Company.

     7.4 Reorganization. In case the Company is merged or consolidated with another corporation, or in case of a reorganization, separation or liquidation of the Company, the Board or the board of directors of any corporation assuming the obligations of the Company hereunder shall either (i) make appropriate provisions for the protection of any outstanding options by the substitution on an equitable basis of appropriate securities of the Company, or appropriate shares or other securities of the merged, consolidated, or otherwise reorganized corporation, or the appropriate adjustment in the Option Price, or both, or (ii) give written notice to Optionees that their Options must be exercised, to the extent then exercisable after giving due effect to Section 7.3, within 60 days of the date of such notice or they will terminate, and to the extent that such Options are not exercised within such 60-day period they shall terminate and be of no further effect.

     7.5 Assignability. No option shall be assignable or transferable except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code), and no option may be exercised other than by an Optionee or, after the death of an Optionee, by that Optionee's personal representatives, heirs, or legatees.

     7.6 No Right to Continue as Director. Nothing in the Plan nor in any option granted under the Plan shall confer (or be deemed to confer) any right on any Optionee to continue as a director of the Company or any Subsidiary or shall interfere in any way with the right of the Board or the stockholders of the Company, or the board of directors or stockholders (including the Company) of any subsidiary, to terminate such status at any time, with or without cause and with or without notice except as otherwise provided by the certificate of incorporation or by laws of the Company or such Subsidiary or applicable law.

     7.7 Rights as a Stockholder. An Optionee shall have no rights as a stockholder with respect to Shares covered by any Option until the date the Company has issued or delivered such Shares to the Optionee, and then only as to such Shares as are actually issued and delivered to the Optionee.

     7.8 Other Provisions. Option Agreements shall contain such other terms and conditions not inconsistent with the Plan as the Administrator shall deem advisable.

     7.9 Compliance with Law. Notwithstanding any provision of the Plan or any Option Agreement to the contrary, no option may be granted or exercised at any time when such Option or the granting or exercise thereof or payment therefor may result in the violation of any law or governmental order or regulation.

     7.10 Securities Laws. The Company intends to register the Shares issuable pursuant to exercise of Options under the Securities Act of 1933, as amended, and to effect similar compliance under applicable state laws, but shall be under no obligation to do so. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing Shares issuable pursuant to exercise of Options, that the Optionee make such covenants, agreements and representations, including, without limitation, as to compliance with applicable securities laws, and that such certificates bear such legends, as the Administrator in its sole discretion deems necessary or desirable.

8.  Shares Available for Option.

     8.1 Maximum. Subject to Sections 7.4 and 9, no more than 150,000 Shares shall be subject to purchase pursuant to options granted under the Plan, which Shares may be either Shares held in treasury or authorized but unissued Shares. At all times during the term of the Plan, the Company shall have reserved that number of Shares less an amount equal to the number of Shares held in treasury and the number of Shares which have been issued pursuant to the exercise of Options. At all times after termination of the Plan the Company shall have reserved for issuance a number of Share; equal to the aggregate number of Shares subject to outstanding options less the number of Shares held in treasury.

     8.2 Expiration or Termination. If any outstanding option under the Plan expires for any reason or is terminated prior to the expiration date of the Plan as set forth in Section 6, the Shares allocable to any unexercised portion of such Option may again be subject to an option.

9. Recapitalization or Change in Par Value of Common Stock. The aggregate number of Shares purchasable under options granted and which may be granted pursuant to the Plan and the option Price for Shares covered by each outstanding option shall all be proportionately adjusted, as deemed appropriate by the Administrator, if the Shares are split up, converted, exchanged, reclassified or in any way substituted for. The Administrator shall provide for appropriate adjustments of the numbers of shares purchasable under the Plan and of outstanding options in the event of stock dividends or distributions of assets or securities of other companies owned by the Company to stockholders relating to Common Stock for which the record date is prior to the date the Shares purchased by exercise of an Option are issued or transferred, except that no such adjustment shall be made for cumulative stock dividends of 10% or less (in the aggregate) or cash dividends. Any such adjustment may include an adjustment of the Option Price or the number of Shares for which an Option may be exercised, or may provide for an escrow of assets or securities so distributed to be available upon future exercise. In the event of a change in the Company's presently authorized Common Stock which is limited to a change of all of its presently authorized Shares of Common Stock with par value into the same number of shares without par value, or any change of the then authorized Shares of Common Stock with par value into the same number of shares of Common Stock with a different par value, the shares resulting from any such change shall be deemed to be Shares as defined in
Section 1, and no change in the number of Shares covered by each option or in the Option Price shall take place.

10.  Indemnification; Reliance; Exculpation.

     10.1 Indemnification. Each person who is or shall have been a member of the Board of the Company shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof (with the Company's written approval) or paid by such person in satisfaction of a judgment in any such action, suit, or proceeding to the fullest extent permitted by the Delaware General Corporation Law, subject, however, to the condition that upon the institution of any such claim, action, suit, or proceeding such person shall in writing give the Company an opportunity to intervene at the Company's expense on his or her behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise, or any power that the Company may have to indemnify such person or hold his or her harmless.

     10.2 Reliance. Each member of the Board and each officer and employee of the Company in performing duties under the Plan shall be entitled to rely upon information and reports furnished in connection with the administration of this Plan by any duly authorized officer or agent of the Company.

     10.3 Exculpation. No a member of the Board and no officer or employee of the Company shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under the Plan.

11. Income Tax Withholding. Any Option Agreement may include provisions that if the Company or a Subsidiary shall be required to withhold any amounts by reason of any federal, state or local tax rules or regulations in respect of the issuance of Shares pursuant to the exercise of an Option, the Company or the Subsidiary shall be entitled to deduct and to withhold such amount from any cash payments to be made to the Optionee. The Administrator may establish such rules and procedures, including, without limitation, any rules or procedures necessary to comply with Rule 16b-3, as it may deem necessary or advisable in connection with the withholding taxes relating to the exercise of any option.

12. Amendment or Termination of Plan. The Plan may be terminated and may be modified or amended by the Board at any time and from time to time; provided, however, that (i) no modification or amendment increasing the aggregate number of Shares which may be issued under Options, materially increasing benefits accruing to Optionees, or materially modifying the requirements as to eligibility to receive options hereunder shall be effective without stockholder approval, (ii) no such termination, modification, or amendment of the Plan shall alter or affect the terms of any then outstanding Options previously granted hereunder without the consent of the holder thereof and
(iii) the provisions of Section 5 with respect to the number of Shares for which Options shall be granted, the timing of such grants and the Option
Price for such Options shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

13. Set-Off. If at any time an Optionee is indebted to or otherwise obligated to make any payment to the Company or any Subsidiary, the Company may (a) withhold from the Optionee (i) following the exercise by the Optionee of an Option, Shares issuable to the Optionee having a Fair Market Value on the date of exercise up to the amount of indebtedness to the Company or (ii) following the sale by an Optionee of Shares received pursuant to the exercise of an Option amounts due to an Optionee in connection with the sale of such Shares up to the amount of the indebtedness to the Company, or (b) take any substantially similar action. The Company may establish such rules and procedures as it may deem necessary or advisable in connection with the taking of any action contemplated by this Section 13.

14. Headings. The section headings contained herein have no substantive meaning or content and are not part of this Plan.





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